As filed with the Securities and Exchange Commission on January 4, 2008
Securities Act File No.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

ING VARIABLE PORTFOLIOS, INC
(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-366-0066
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout. Jr.

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Philip H. Newman, Esq.

Goodwin Procter, LLP

Exchange Place

53 State Street

Boston, MA 02109

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on February 4, 2008 pursuant to Rule 488 under the Securities Act of
1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule
24f-2 under the Investment Company Act of 1940, as amended

ING GLOBAL TECHNOLOGY PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3862

February 26, 2008

Dear Variable Contract Owner/Plan Participant:

The Board of Trustees has called a Special Meeting of shareholders of ING Global Technology Portfolio (“Global Technology Portfolio”), which is scheduled for 10:00 a.m., Local time, on April 10, 2008, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

The Board of Trustees of Global Technology Portfolio has reviewed and recommends the proposed reorganization (the “Reorganization”) of Global Technology Portfolio with and into ING VP Global Science and Technology Portfolio (“VP Global Science and Technology Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).  The Portfolios are members of the mutual fund group called the “ING Funds.”

Shares of Global Technology Portfolio have been purchased at your direction by your insurance company (“Insurance Company”) through its separate account to fund benefits payable under your variable annuity contract or variable life insurance policy (each a “Variable Contract”) or at your direction by your qualified pension or retirement plan (“Qualified Plan”).  Your Insurance Company and/or Qualified Plan, as the legal owner of that separate account, has been asked to approve the Reorganization.  You, as either a participant in a Qualified Plan (“Plan Participant”) or as an owner of a Variable Contract for which Global Technology Portfolio serves as an investment option, are being asked by your Qualified Plan and/or Insurance Company for instructions as to how to vote the shares of Global Technology Portfolio to which you have either allocated cash values under your Variable Contract or invested through your Qualified Plan.  As such, this letter, the accompanying Notice, combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) and voting instructions card are, therefore, being furnished to Variable Contract owners and Plan Participants entitled to provide voting instructions with regard to the proposals to be considered at the Special Meeting.

If the Reorganization is approved and consummated with respect to each Portfolio, the separate account in which you have an interest or the Qualified Plan in which you are a participant will own shares of VP Global Science and Technology Portfolio instead of shares of Global Technology Portfolio.  The Reorganization would provide the separate account in which you have an interest or the Qualified Plan in which you are a participant with an opportunity to participate in a larger portfolio with a substantially similar investment objective.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF ING GLOBAL TECHNOLOGY PORTFOLIO APPROVED THIS PROPOSAL AND RECOMMENDS SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed.  We hope that you can attend the Special Meeting in person; however, we urge you in any event to provide voting instructions by completing and returning the enclosed voting instructions card in the envelope provided at your earliest convenience. Your vote is important regardless of the number of shares attributable to your Variable Contract and/or Qualified Plan. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and provide voting instructions.  It is important that your voting instructions be received no later than April 9, 2008.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews,
President and Chief Executive Officer

ING GLOBAL TECHNOLOGY PORTFOLIO

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3862

Notice of Special Meeting of Shareholders

of ING Global Technology Portfolio

Scheduled for April 10, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING Global Technology Portfolio (“Global Technology Portfolio”) is scheduled for April 10, 2008, at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 for the following purposes:

(1)

To approve an Agreement and Plan of Reorganization by and between Global Technology Portfolio and ING VP Global Science and Technology Portfolio (“VP Global Science and Technology Portfolio”), providing for the reorganization of Global Technology Portfolio with and into VP Global Science and Technology Portfolio; and

(2)

To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on January 11, 2008, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournment thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Global Technology Portfolio or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

February 26, 2008

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

PROXY STATEMENT/PROSPECTUS

February 26, 2008

TABLE OF CONTENTS

INTRODUCTION	1

SUMMARY	3
The Proposed Reorganization	3
Comparison of Investment Objectives and Principal Investment Strategies	6
Comparison of Portfolio Characteristics	9
Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios	10
Comparison of Portfolio Performance	15

COMPARISON OF FEES AND EXPENSES	19
Management Fees	19
Sub-Adviser Fees	19
Administration Fees	20
Distribution and Service Fees	20
Expense Limitation Arrangements	20
Expense Tables	20
Portfolio Expenses	21
Portfolio Transitioning	24
Key Differences in the Rights of ING Global Technology Portfolio’s Shareholders and ING VP Global Science and Technology Portfolio’s Shareholders	24

INFORMATION ABOUT THE REORGANIZATION	26
The Reorganization Agreement	26
Reasons for the Reorganization	26
Board Considerations	26
Tax Considerations	27
Expenses of the Reorganization	27
Future Allocation of Premiums	27

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS	28
Form of Organization	28
Adviser	28
Distributor	28
Dividends and Other Distributions	29
Capitalization	30

GENERAL INFORMATION ABOUT THE PROXY STATEMENT	31
Solicitation of Proxies	31
Voting Rights	31
Other Matters to Come Before the Special Meeting	32
Shareholder Proposals	32

APPENDICES
Appendix A - Agreement and Plan of Reorganization	A-1
Appendix B - Additional Information Regarding ING VP Global Science and Technology Portfolio	B-1
Appendix C - Security Ownership of Certain Beneficial and Record Owners	C-1

PROXY STATEMENT/PROSPECTUS

February 26, 2008

PROXY STATEMENT FOR:

ING GLOBAL TECHNOLOGY PORTFOLIO

A Series of ING Investors Trust

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3862

PROSPECTUS FOR:

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

A Series of ING Variable Portfolios, Inc.

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

1-800-262-3862

INTRODUCTION

This combined proxy statement and prospectus (“Proxy Statement/Prospectus”) relates to a Special Meeting of shareholders of ING Global Technology Portfolio (“Global Technology Portfolio”) to be held on April 10, 2008.  As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization (“Reorganization”) of Global Technology Portfolio with and into ING VP Global Science and Technology Portfolio (“VP Global Science and Technology Portfolio”) (each a “Portfolio” and collectively, the “Portfolios”).  After the Reorganization, the Surviving Fund will undergo a name change to ING BlackRock Global Science and Technology Portfolio.

Shares of the Portfolios are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life contracts (each a “Variable Contract” and collectively, “Variable Contracts”).  Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select the Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio.  The Qualified Plan or Participating Insurance Company that uses the Portfolio as a funding vehicle, is, in most cases, the true shareholder of the Portfolio and, as the legal owner of the Portfolio’s shares, has sole voting and investment power with respect to the shares, but generally will pass through any voting rights to Plan Participants and Variable Contract owners.  As such and for ease of reference throughout the Proxy Statement/Prospectus, Plan Participants and Variable Contract holders will be referred to as “shareholders” of the Portfolios.

Because you, as a shareholder of Global Technology Portfolio, are being asked to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) that will result in a transaction in which you will ultimately hold shares of VP Global Science and Technology Portfolio, this Proxy Statement also serves as a Prospectus for VP Global Science and Technology Portfolio.  VP Global Science and Technology Portfolio is an open-end management investment company, which seeks long term capital appreciation.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know in considering the Reorganization.  A Statement of Additional Information (“SAI”) relating to this Proxy Statement, dated February 26, 2008, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.  For a more detailed discussion of the investment objectives, strategies and restrictions of the Portfolios, see the Service Class (“Class S”) and Service 2 Class (“Class S2”) prospectuses of the Global Technology Portfolio, dated April 30, 2007, which are incorporated by reference (File No: 033-23512), and the Class S Prospectus of VP Global Science and Technology Portfolio, dated April 30, 2007.  Each Portfolio’s SAI, dated April 30, 2007, is also incorporated herein by reference (for Global Technology Portfolio, File No: 033-23512; for VP Global Science and Technology Portfolio, File No: 333-05173).  Each Portfolio also provides periodic reports to its shareholders, which highlight certain important information about the Portfolios, including investment results and financial information.  The annual report for each Portfolio for the fiscal year ended December 31, 2006 (for Global Technology Portfolio, File No: 811-7651, for VP Global Science and Technology Portfolio, File No: 811-05629) and the semi-annual report for each Portfolio for the fiscal period ended June 30, 2007 (for Global Technology Portfolio, File No: 811-7651, for VP Global Science and Technology Portfolio, File No: 811-05629) are incorporated herein by reference.  For a copy of the current prospectus, SAI, annual report, and semi-annual report for each of the Portfolios without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Portfolios at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or call 1-800-262-3862.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC.  You can copy and review information about each Portfolio, including the SAI, reports, proxy materials and other information at the SEC’s Public Reference Room in Washington, D.C.  You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  Also, you should consult the Class S prospectus, dated April 30, 2007, for more information about VP Global Science and Technology Portfolio.

The Proposed Reorganization

At a meeting held on December 5, 2007, the Board of Trustees of Global Technology Portfolio approved the Reorganization Agreement.  Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of Global Technology Portfolio to VP Global Science and Technology Portfolio in exchange for shares of beneficial interest of VP Global Science and Technology Portfolio;

•                  the assumption by VP Global Science and Technology Portfolio of the liabilities of Global Technology Portfolio known as of the Closing Date (as described below);

•                  the distribution of shares of VP Global Science and Technology Portfolio to the shareholders of Global Technology Portfolio; and

•                  the complete liquidation of Global Technology Portfolio.

Shares of VP Global Science and Technology Portfolio would be distributed to shareholders of Global Technology Portfolio so that each shareholder would receive a number of full and fractional shares of VP Global Science and Technology Portfolio equal to the aggregate value of shares of Global Technology Portfolio held by such shareholder.

As a result of the Reorganization, each owner of Class S shares of Global Technology Portfolio would become a shareholder of Class S shares of VP Global Science and Technology Portfolio.  Each owner of Class S2 Shares of Global Technology Portfolio would also become a shareholder of Class S Shares of VP Global Science and Technology Portfolio, which has a lower fee structure than that of the Class S2 Shares of Global Technology Portfolio.  Adviser Class and Institutional Class of Global Technology Portfolio were dissolved on December 27, 2007.  The Reorganization is expected to be effective on April 26, 2008, or such other date as the parties may agree (the “Closing Date”).

Each shareholder will hold, immediately after the Closing Date, shares of VP Global Science and Technology Portfolio having an aggregate value equal to the aggregate value of the shares of Global Technology Portfolio held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  The Portfolios have substantially similar investment objectives, which are, for Global Technology Portfolio, to seek long-term growth of capital, and for VP Global Science and Technology Portfolio, to seek long-term capital appreciation;

•                  Global Technology Portfolio seeks to invest in companies whose primary business is the manufacturing of goods or provision of value-added services within or to the information technology industry, as well as to other related industries such as telecommunications services, media and certain other companies whose businesses may fit such a description. VP Global Science and Technology Portfolio invests primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology;

•                  Both Portfolios invest in a number of different countries, but unlike Global Technology Portfolio, VP Global Science and Technology Portfolio may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country;

•                  Global Technology Portfolio is advised by Directed Services, LLC (“DSL”) and sub-advised by ING Investment Management, Co., (“ING IM”) while VP Global Science and Technology Portfolio is advised by ING Investments, LLC (“ING Investments”) and sub-advised by BlackRock Advisors, LLC (“BlackRock Advisors”);

•                  Global Technology Portfolio is the larger Portfolio (approximately $120.3 million in assets compared to $94.9 million for VP Global Science and Technology Portfolio, as of June 30, 2007);

•                  Shareholders of Global Technology Portfolio, after becoming shareholders of VP Global Science and Technology Portfolio, will benefit from VP Global Science and Technology Portfolio’s lower annual advisory fees;

•                  As a result of the Reorganization, the net expenses for all classes of VP Global Science and Technology Portfolio and Class S2 shareholders of Global Technology Portfolio will be reduced and net expenses for Class S shareholders of Global Technology Portfolio will remain the same; gross expenses will be reduced for all classes; and pending shareholder approval of the Reorganization, ING Investments will extend the term of the current expense limitation agreement with VP Global Science and Technology Portfolio through March 1, 2010;

•                  The purchase and redemption of shares of each Portfolio may be made by Separate Accounts of Participating Insurance Companies and by Plan Participants in a Qualified Plan; consequently, Variable Contract owners and Plan Participants should consult the underlying product prospectus or Qualified Plan documents, respectively, with respect to purchases, exchanges and redemption of shares;

•                  Each Portfolio is distributed by ING Funds Distributor, LLC (“IFD”);

•                  In connection with the Reorganization, certain holdings of Global Technology Portfolio may be sold shortly prior to the Closing Date.  The sub-adviser to VP Global Science and Technology Portfolio may also sell portfolio securities that it acquired from Global Technology Portfolio after the Closing Date.  In addition, both Portfolios may engage in a variety of transition management techniques to facilitate the portfolio transition process.  Such sales and purchases would result in increased transaction costs, which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Portfolios; and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; accordingly, pursuant to this treatment, neither Global Technology Portfolio nor its shareholders, nor VP Global Science and Technology Portfolio nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

Prior to the Closing Date, Global Technology Portfolio will pay to the Participating Insurance Companies’ Separate Accounts and Qualified Plans that own its shares, a cash distribution that is intended to distribute any undistributed investment company taxable income and any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date.

The unaudited gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for shares of each Portfolio as of June 30, 2007, are as follows:

	Class S	Class S2

Gross Expenses Before the Reorganization:

Global Technology Portfolio	1.50%	1.75%

VP Global Science and Technology Portfolio	1.34%	N/A

Net Expenses Before the Reorganization (After Fee Waiver)

Global Technology Portfolio(1)(2)	1.30%	1.45%

VP Global Science and Technology Portfolio(3)	1.34%	N/A

Class S

After the Reorganization: VP Global Science and Technology Portfolio Pro Forma

Gross estimated expenses of VP Global Science and Technology Portfolio	1.33%

Net estimated expenses of VP Global Science and Technology Portfolio(3)(4)	1.30%

(1)          DSL, the Adviser to Global Technology Portfolio, has entered into a written expense limitation agreement with Global Technology Portfolio, under which it will limit expenses of the Portfolio, excluding taxes, brokerage and extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by DSL within three years.  The expense limitation agreement will continue through at least May 1, 2008.  This expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then-current terms or upon termination of the management agreement.

(2)          Global Technology Portfolio includes distribution fee waivers of 0.10% for Class S2.

(3)          ING Investments, the Adviser to VP Global Science and Technology Portfolio, has entered into a written expense limitation agreement with VP Global Science and Technology Portfolio, under which it will limit expenses of the Portfolio, excluding taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if applicable, subject to possible recoupment by ING Investments within three years.  The expense limitation agreement will continue through at least May 1, 2008.  The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an expense limitation agreement at least 90 days prior to the end of the then-current terms or upon termination of the management agreement.

(4)          In connection with the Reorganization, pending shareholder approval, ING Investments has contractually agreed to waive all or a portion of its investment management fee and/or reimburse expenses so that the maximum total operating expense ratio of VP Global Science and Technology Portfolio does not exceed 1.30% for Class S Shares.  The term of the written expense limitation agreement with VP Global Science and Technology Portfolio will be extended through May 1, 2010.  There is no guarantee that the expense limits will continue after this date.

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of thirty percent of outstanding shares present in person or by proxy shall constitute a quorum at the meeting.   A majority of the shareholders present in person or proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event of a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless the adjournment is more than 30 days, or if after the adjournment a new record date is fixed.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES (“BOARD”) OF GLOBAL TECHNOLOGY PORTFOLIO APPROVED THE PROPOSED REORGANIZATION.  THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REORGANIZATION.

Comparison of Investment Objectives and Principal Investment Strategies

The following summarizes the investment objective, principal investment strategies and management differences, if any, between Global Technology Portfolio and VP Global Science and Technology Portfolio:

	Global Technology Portfolio	VP Global Science and Technology Portfolio

Investment Objective	Long-term growth of capital.	Long-term capital appreciation.

Principal Investment Strategies

•      The Portfolio invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in companies whose primary business is the manufacturing of goods or provision of value-added services within or to the information technology industry, as well as to other related industries such as telecommunications services, media and certain other companies whose businesses may fit such a description. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

•      The Portfolio invests in securities of foreign issuers (including American Depositary Receipts (“ADRs”)) in a number of different countries, including the United States.

•      Opportunistic investments may be placed in companies in the biotechnology and medical devices industries if the Sub-Adviser believes a company has a promising product which can be brought to market profitability and with high barriers to competitive threat.

•      The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing differentiated products and market-leading technologies.

•      The Portfolio will invest in companies of all sizes, including small- and mid-capitalization companies, which tend to carry greater risk than larger capitalization companies. The Portfolio may also invest in securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), and certain options and financial futures contracts (“derivatives”).

•      The Portfolio may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

•      The Portfolio normally invests at least 80% of its net assets plus borrowings for investment purposes, if any, in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

•      The Portfolio invests primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification (“SIC”) Codes.

•      The Portfolio may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country. The Portfolio may invest up to 25% of its net assets in stocks of issuers in countries with emerging securities markets.

•      The Portfolio primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, initial public offerings (“IPOs”) and Rule 144A securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in countries with emerging securities markets) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

•      The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in a number of different countries, including

	Global Technology Portfolio	VP Global Science and Technology Portfolio

• The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

the U.S. Some of the industries that are likely to be represented in the Portfolio’s portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers, Wireless Telecommunication Services.

•      The Portfolio generally will sell a stock when, in the Sub-Adviser’s opinion, there is a deterioration in the company’s fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the Portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

•      The Portfolio may invest excess cash in short-term U.S. government securities and other high-quality debt securities for temporary and defensive purposes. However, when the Portfolio is engaged in the temporary defensive position, it may not achieve its investment objective.

•      The Portfolio may invest in derivative instruments, including foreign currency contracts.

•      The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

•      The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Investment Adviser	DSL	ING Investments

Sub-Adviser	ING IM	BlackRock Advisers

	Global Technology Portfolio	VP Global Science and Technology Portfolio

Portfolio Manager(s)	Michael Pytosh and Kei Yamamoto	Thomas P. Callan, Jean M. Rosenbaum and Erin Xie

As you can see from the chart, the Portfolios have substantially similar investment objectives, which is to seek long-term growth of capital for Global Technology Portfolio, and to seek long-term capital appreciation for VP Global Science and Technology Portfolio.  Global Technology Portfolio primarily invests in companies whose primary business is the manufacturing of goods or provision of value-added services within or to the information technology industry, as well as to other related industries such as telecommunications services, media and certain other companies whose businesses may fit such a description.  Global Technology Portfolio also may make opportunistic investments in companies in the biotechnology and medical devices industries.  VP Global Science and Technology Portfolio invests primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

With respect to geographical focus, while both Portfolios invest in a number of different countries, unlike Global Technology Portfolio, VP Global Science and Technology Portfolio may, from time to time, invest more than 25% of its net assets in securities whose issuers are located in a single foreign country.

Global Technology Portfolio’s principal investment strategies provide that the Portfolio invests in depositary receipts and in other investment companies.  The principal investment strategies of VP Global Science and Technology Portfolio indicate that the Portfolio can invest in initial public offerings and Rule 144A securities, and may lend portfolio securities on a short-term and long-term basis up to 33 1/3% of its total assets.  Global Technology Portfolio may lend portfolio securities, and VP Global Science and Technology Portfolio may invest in other investment companies, but not as a principal investment strategy.  Please refer to the “Comparison of Portfolio Characteristics” table on the next page for more specific information regarding the characteristics of the Portfolios.

Comparison of Portfolio Characteristics

The following table compares certain characteristics of the Portfolios as of June 30, 2007:

	Global Technology Portfolio		VP Global Science and Technology Portfolio

Net Assets	$88,712,510		$81,464,108

Number of Holdings	56		138

Fund Turnover Rate(1)	89%		42%
Average market capitalization(2) of companies in the Fund	$29,937,374,178		$32,279,402,119

Market capitalization(2) range of companies in Fund:
Holdings in companies with market capitalizations over $10 billion (as a % of market value*)	41.4%		44.9%
Holdings in companies with market capitalizations between $10 billion and $1 billion (as a % of market value*)	30.8%		24.9%
Holdings in companies with market capitalizations under $1 billion (as a % of market value*)	3.9%		3.8%

	Semiconductors	24.5%	Semiconductors	18.0%
	Telecommunications	17.1%	Telecommunications	15.0%
Top 5 Industries (as % of net assets)	Software	13.3%	Computers	14.5%
	Computers	9.9%	Software	9.5%
	Internet	8.8%	Internet	8.0%

U.S. Equity Securities (as a % of market value*)	$65,285,438	76%	$59,332,972	74%

Foreign Securities (as a % of market value*)	$20,936,090	24%	$21,297,905	26%
	Intel Corp.	4.0%	Apple, Inc.	3.3%
	Google, Inc.	4.0%	DST Systems, Inc.	2.3%
	HON HAI Precision Industry Co., Ltd.	3.8%	International Business Machines Corp.	2.1%
	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3.8%	Google, Inc.	2.1%
Top 10 Holdings (as a % of net assets)	Maxim Integrated Products	3.0%	Cisco Systems, Inc.	1.7%
	Adobe Systems, Inc.	3.0%	Qualcomm, Inc.	1.4%
	Qualcomm, Inc.	2.9%	Bharti Airtel Ltd.	1.3%
	Foxconn Technology Co., Ltd.	2.5%	Intel Corp.	1.3%
	Arris Group, Inc.	2.5%	KLA-Tencor Corp.	1.3%
	Automatic Data Processing, Inc.	2.5%	Kurita Water Industries Ltd.	1.2%

 * Excluding fixed-income securities and short-term investments.

(1)  For the six-month period ended June 30, 2007.

(2)  For U.S. Equities only.

 Comparison of Investment Techniques and Principal Risks of Investing in the Portfolios

Because of the similarities between the investment objectives and strategies of the Portfolios, many of the risks of investing in Global Technology Portfolio are the same as the risks of investing in VP Global Science and Technology Portfolio.  The value of each Portfolio’s shares may go up or down, sometimes rapidly and unpredictably.  Market conditions, financial conditions of issuers represented in the Portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Portfolio’s shares.  The following summarizes and compares the principal investment techniques and risks of investing in the Portfolios, as disclosed in each Portfolio’s prospectus.  The fact that a risk is not listed as a principal risk in a Portfolio’s prospectus does not necessarily mean that shareholders of that Portfolio are not subject to that risk.  You may lose money on your investment in either Portfolio.

Price Volatility Risk. Both Portfolios are subject to price volatility risk. The value of a Portfolio changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Securities of larger companies sometimes have more stable prices than smaller companies. However, VP Global Science and Technology Portfolio may also invest in small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

Foreign Investing Risk.  Both Portfolios are subject to foreign investment risk.  Foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies, and the costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

With respect to Global Technology Portfolio, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.

These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

Convertible Securities Risk. Both Portfolios are subject to convertible securities risk.  The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.  A Portfolio could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Derivatives Risk.  Both Portfolios are subject to derivatives risk.  A Portfolio may use futures, options, swaps and other derivative instruments to hedge or protect the Portfolio from adverse movements in underlying securities prices and interest rates or as an investment strategy to help attain the Portfolio’s investment objective.  A Portfolio may also use a variety of currency hedging techniques, including foreign currency contracts, to attempt to hedge exchange rate risk or to gain exposure to a particular currency.  A Portfolio’s use of derivatives could reduce returns, may not be liquid, and may not correlate precisely to the underlying securities or index.  Derivative securities are subject to market risk, which could be significant for those derivatives that have a leveraging effect that could increase the volatility of a Portfolio and may reduce returns for a Portfolio.  Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.  A risk of using derivatives is that the sub-adviser might imperfectly judge the market’s direction, which could render a hedging strategy ineffective or have an adverse effect on the value of the derivatives.

Emerging Markets Risk.  Both Portfolios are subject to emerging markets risk.  Emerging market countries are generally defined as countries in the initial stage of their industrialization cycles with low per capita income.Investments in emerging market countries present risks in a greater degree than, and in addition to, those presented by investments in foreign issuers in general as these countries may be less politically and economically stable than other countries.  A number of emerging market countries restrict, to varying degrees, foreign investment in stocks.  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries.  A number of the currencies of developing countries have experienced significant declines against the U.S. dollar from time to time, and devaluation may occur after investments in those currencies by a Portfolio.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

It may be more difficult to buy and sell securities in emerging market countries as many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility.  There is a risk in emerging market countries that a future economic or political crisis could lead to: price controls; forced mergers of companies; expropriation or confiscatory taxation; seizure; nationalization; foreign exchange controls that restrict the transfer of currency from a given country; or creation of government monopolies.

Portfolio Turnover Risk.  Both Portfolios are subject to portfolio turnover risk. Changes to the investments of the Portfolios may be made regardless of the length of time particular investments have been held.  A high portfolio turnover rate involves greater expenses to a Portfolio, including brokerage commissions and other transaction costs, which may have an adverse impact on performance. The portfolio turnover rate of a Portfolio will vary from year to year, as well as within a year.

Depositary Receipts Risk.  Global Technology Portfolio may invest in depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Equity Securities Risk. Global Technology Portfolio is subject to equity securities risk.  Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of an investment in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Portfolio could decline if the financial condition of the companies decline or if overall market and economic conditions deteriorate. Even investment in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Growth Investing Risk. Global Technology Portfolio is subject to growth investing risk.  Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Inability to Sell Securities Risk. Global Technology Portfolio is subject to inability to sell securities risk.  Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Industry Concentration Risk. Global Technology Portfolio is subject to industry concentration risk.  When a Portfolio invests primarily in securities of companies in a particular market industry, the Portfolio may be subject to greater risks and market fluctuations than other Portfolios that are more diversified by industry.

Liquidity Risk. The Global Technology Portfolio is subject to liquidity risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. Portfolios with principal investment strategies that involve foreign securities, small companies, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Manager Risk. Global Technology Portfolio is subject to manager risk.  A Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no assurance that these will achieve the Portfolio’s objective. A Sub-Adviser could do a poor job in executing an investment strategy. A Sub-Adviser may use the investment techniques or invest in securities that are not part of the Portfolio’s principal investment strategy. For example, if market conditions warrant, a Portfolio that invests principally in equity securities may temporarily invest in U.S. government securities, high-quality corporate fixed-income securities, mortgage-related and asset-backed securities or money market instruments. Likewise, a Portfolio that invests principally in small- to medium-sized companies may shift to preferred stocks and larger-capitalization stocks. These shifts may alter the risk/return characteristics of the Portfolio and cause it to miss investment opportunities. Individuals primarily responsible for managing a Portfolio may leave their firm or be replaced.

Many sub-advisers of equity Portfolios employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One sub-adviser’s value approach may be different from another, and one sub-adviser’s growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company’s net worth than other value managers. Therefore, some Portfolios that are characterized as growth or value can have greater volatility than other Portfolios managed by other managers in a growth or value style.

Market and Company Risk.  Global Technology Portfolio is subject to market and company risk.  The price of a security held by a Portfolio may fall due to changing economic, political or market conditions or disappointing earnings or losses.  Stock prices in general may decline over short or even extended periods.  The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.  Further, even though the stock market is cyclical in nature, returns from a particular stock market segment in which a portfolio invests may still trail returns from the overall stock market.

Market Capitalization Risk. Global Technology Portfolio is subject to market capitalization risk.  Stocks fall into three broad market capitalization categories – large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. For example, if valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Investing in small- and medium-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small- and medium-capitalization companies may decline significantly in market downturns. In addition, the market capitalization of a small- or mid-sized company may change due to appreciation in the stock price, so that it may no longer have the attributes of the capitalization category that was considered at the time of purchase.

Mid-Capitalization Company Risk. Global Technology Portfolio is subject to mid-capitalization company risk. Investment in securities of mid-capitalization companies entails greater risks than investments in larger, more established companies. Mid-capitalization companies tend to have more narrow product lines, more limited financial resources, a more limited trading market for their stocks, and may be dependent on a few key managers, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change. Securities of mid-capitalization companies tend to be more volatile and less liquid than stocks of larger companies.

Other Investment Companies Risk. Global Technology Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder. These may include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor’s Depositary Receipts (“SPDRs”), PowerShares QQQTM (“QQQQ”), Dow Jones Industrial Average Tracking Stocks (“Diamonds”) and iShares exchange-traded funds (“iShares”). The main risk of investing in other investment companies (including ETFs and HOLDRs) is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio. Additional risks of investments in ETFs include: (i) an active trading market for an ETF’s shares may not develop or be maintained or (ii) trading may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

Sector Risk. Global Technology Portfolio is subject to sector risk.  A sector is a group of selected industries, such as technology. The Portfolio may, at times, invest significant assets in securities of issuers in one or more sectors of the economy or stock market such as technology. To the extent the Portfolio’s assets are concentrated in a single market sector, volatility in that sector will have a greater impact on the Portfolio than it would on a Portfolio that has securities representing a broader range of investments.

Small-Capitalization Company Risk. Global Technology Portfolio is subject to small-capitalization company risk.  Investment in securities of small companies may entail greater risk than investments in larger, more established companies. Smaller companies may have limited product lines and market diversification or fewer financial resources, and may be dependent on a few key managers. Their securities may trade less frequently and in more limited volume than the securities of larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks, and/or may be less liquid. When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks. Although investing in small companies offers potential for above-average returns, the companies may not succeed, and the value of stock shares could decline significantly. Securities of smaller companies tend to be more volatile and less liquid than stocks of larger companies.

Market Trends Risk — VP Global Science and Technology Portfolio is subject to market trends risk.  From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

Initial Public Offerings (“IPOs”) — VP Global Science and Technology Portfolio is subject to risks related to IPOs.  IPOs and companies that have recently gone public have the potential to produce substantial gains for the Portfolio. However, there is no assurance that the Portfolio will have access to profitable IPOs or that IPOs in which the Portfolio invests will rise in value. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings. When the Portfolio’s asset base is small, the impact of such investments on the Portfolio’s return will be magnified. As the Portfolio’s assets grow, it is likely that the effect of the Portfolio’s investment in IPOs on the Portfolio’s return will decline.

Rule 144A Securities — VP Global Science and Technology Portfolio is subject to risks related to Rule 144A securities.  Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Portfolio considers Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell those securities.

Securities Lending.  VP Global Science and Technology Portfolio is subject to securities lending risk.  There is the risk that when lending portfolio securities, the securities may not be available to the Portfolio on a timely basis and it may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Portfolio.

Science and Technology Risk.  VP Global Science and Technology Portfolio’s focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Portfolio’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Portfolio to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Portfolio’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Comparison of Portfolio Performance

Set forth below is the performance information for each Portfolio.  The bar chart and tables below provide some indication of the risks of investing in each Portfolio by showing changes in the performance of each Portfolio from year to year and by comparing each Portfolio’s performance to that of a broad measure of market performance for the same period.  The bar chart shows the performance of Global Technology Portfolio’s Class S for the life of Class S.  Class S2 shares will have different performance due to differing expenses.  The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan.  Any charges will reduce your return.  Thus, you should not compare Global Technology Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses of your Qualified Plan.  Past performance is not necessarily an indication of how the Portfolio will perform in the future.

Global Technology Portfolio

Calendar Year-by-Year Returns(%)(1)(2)(3)(4)

(1)  These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2)  Class S shares commenced operations on May 1, 2001.

(3)  ING IM has managed the Portfolio since August 7, 2006. Prior to August 7, 2006, the Portfolio was managed by Goldman Sachs Asset Management, L.P. and had different principal investment strategies. Performance prior to August 7, 2006 is attributable to Goldman Sachs Asset Management, L.P.

(4)  During the period shown in the chart, the Portfolio’s best quarterly performance was 19.08% for the 2nd quarter of 2003, and the Portfolio’s worst quarterly performance was (26.15)% for the 2nd quarter of 2002.

The bar chart shows the performance of VP Global Science and Technology Portfolio’s Class S shares (2002 and 2006) and Class I shares (2001 and 2003-2005) from year to year. Class I shares’ performance has been adjusted to reflect the higher expenses of Class S shares. The performance information does not include insurance-related charges which are, or may be imposed, under a Variable Contract or expenses related to a Qualified Plan.  Any charges will reduce your return.  Thus, you should not compare VP Global Science and Technology Portfolio’s performance directly with the performance information of other products without taking into account all insurance-related charges and expenses payable under your Variable Contract or direct expenses of your Qualified Plan.  Past performance is not necessarily an indication of how the Portfolio will perform in the future.

VP Global Science and Technology Portfolio

Calendar Year-by-Year Returns(%)(1)(2)(3)(4)(5)

(1)           These figures are for the year ended December 31 of each year. They do not reflect expenses or charges which are, or may be, imposed under your Variable Contract or Qualified Plan, and would be lower if they did.

(2)           All Class S shares were redeemed in December 2003. Class S shares again commenced operations on July 20, 2005. Class I shares commenced investment operations on May 1,2000. Class I shares would have had substantially similar annual returns as the Class S shares because the classes are invested in the same portfolio of Securities. Annual returns would differ only to the extent that Class S and Class I shares have different expenses.

(3)           Effective March 1, 2002, ING Investments began serving as investment adviser. Formerly, ING IM (an affiliate of ING Investments) served as the investment adviser. Effective September 30, 2006, BlackRock Advisors began serving as the sub-adviser to the Portfolio. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses combined with that of BlackRock, Inc. to create a new independent company and on September 29, 2006 BlackRock Advisor, Inc. reorganized into BlackRock Advisors. Prior to January 2, 2004, BlackRock Advisors, Inc. served as the sub-adviser to the Portfolio. Prior to January 1, 2004, AIC Asset Management, LLC served as sub-adviser to the Portfolio.

(4)           Effective February 17, 2004 the Portfolio changed its name from ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio. Prior to February 17, 2004, the Portfolio operated under a different investment strategy.

(5)           During the period shown in the chart, the Portfolio’s best quarterly performance was 36.27% for the 4th quarter of 2001, and the Portfolio’s worst quarterly performance was (34.18)% for the 3rd quarter of 2001.

Average Annual Total Return

(For the periods ended June 30, 2007)

The table set forth below shows the average annual total returns for each class of shares of Global Technology Portfolio and VP Global Science and Technology Portfolio compared with a broad-based securities market index.

	1 Year	5 Years (Or life of Class)		10 Years (Or life of Class)
Global Technology Portfolio(1)(2)
Class S Return	19.57%	12.54%		-1.54	%(3)
S&P 500 Index(5)	20.59%	10.71%		4.86	%(4)
NYSE Arca Tech 100 Index(6)	21.23%	13.42%		3.76	%(4)
NASDAQ Composite Index(7)	20.77%	12.90%		4.01	%(4)
Class S2 Return	19.34%	15.19	%(8)	N/A
S&P 500 Index(5)	20.59%	12.83	%(9)	N/A
NYSE Arca Tech 100 Index(6)	21.23%	17.20	%(9)	N/A
NASDAQ Composite Index(7)	20.77%	15.92	%(9)	N/A

VP Global Science and Technology Portfolio(10)(11)(12)
Class S Return	19.15%	8.97%		3.85%
S&P 500 Index(5)	20.59%	10.71%		8.27%
NYSE Arca Tech 100 Index(6)	21.23%	13.42%		8.81%

(1)                                  ING IM has managed the Portfolio since August 7, 2006.  Prior to August 7, 2006, the Portfolio was managed by Goldman Sachs Asset Management, L.P. and had different principal investment strategies.  Performance prior to August 7, 2006 is attributable to Goldman Sachs Asset Management, L.P.

(2)                                  No performance information for Class ADV and Class I of Global Technology Portfolio is shown because these classes were dissolved on December 27, 2007.

(3)                                  Class S Shares commenced operations on May 1, 2001.

(4)                                  The index returns for Class S shares are for the period beginning May 1, 2001.

(5)                                  The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.  It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(6)                                  The NYSE Arca Index is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries.   It is comprised of 100 listed and over-the-counter stocks from 14 different sub-sectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.  It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(7)                                  The NASDAQ Composite Index is a broad-based capitalization-weighted index that measures all NASDAQ domestic and international based common stock types listed on The NASDAQ stock Market.  Prior to August 7,

2006, the Global Technology Portfolio compared its performance to the NASDAQ Composite Index.  The Portfolio changed the index to which it compares its performance because the S&P 500 Index and the NYSE Arca Tech 100 Index are considered to be more appropriate comparisons.  It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(8)                                  Service 2 Class shares commenced operations on September 9, 2002.

(9)                                  The index returns for the Service 2 Class shares are for the period beginning September 1, 2002.

(10)                            All Class S Shares were redeemed in December 2003.  Class S Shares again commenced operations on July 20, 2005.

(11)                            Effective March 1, 2002, ING Investments began serving as investment adviser. Formerly, ING IM served as the investment adviser. Effective September 30, 2006 BlackRock Advisors began serving as the sub-adviser to the Portfolio. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses combined with that of BlackRock, Inc. to create a new independent company and on September 29, 2006 BlackRock Advisors, Inc. reorganized into BlackRock Advisors. Prior to January 2, 2004, BlackRock Advisors, Inc. served as the sub-adviser to the Portfolio. Prior to January 1, 2004, AIC Asset Management, LLC served as sub-adviser to the Portfolio.

(12)                            Effective February 17, 2004 the Portfolio changed its name from ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio. Prior to February 17, 2004, the Portfolio operated under a different investment strategy.

Additional information regarding VP Global Science and Technology Portfolio is included in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF FEES AND EXPENSES

The following discussion describes and compares the fees and expenses of the Portfolios.  For further information on the fees and expenses of VP Global Science and Technology Portfolio, see “Appendix B: Additional Information Regarding ING VP Global Science and Technology Portfolio.”

Management Fees

Global Technology Portfolio pays DSL, its investment adviser, and VP Global Science and Technology Portfolio pays ING Investments, its investment adviser (each, an “Adviser”), a management fee, payable monthly, based on the average daily net assets of the Portfolio.  The following table shows the aggregate annual management fee paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees (as a % of Net Assets)
Global Technology Portfolio	1.25% of the first $1 billion of the Portfolio’s average daily net assets; and 1.15% of the Portfolio’s average daily net assets in excess of $1 billion.

VP Global Science and Technology Portfolio	0.95% of the Portfolio’s average daily net assets

If the Reorganization is approved by shareholders, VP Global Science and Technology Portfolio will continue to pay the same management fee currently in place.  For more information regarding the management fees for each Portfolio, please see the SAI of the Portfolios, dated April 30, 2007.

Sub-Adviser Fees

DSL, the adviser to Global Technology Portfolio, pays ING IM a sub-advisory fee, payable monthly in arrears based on the average daily net assets managed during the month.  ING Investments, the adviser to VP Global Science and Technology Portfolio, pays BlackRock Advisors, the sub-adviser to VP Global Science and Technology Portfolio, a sub-advisory fee, payable monthly in arrears based on the average daily net assets managed during the month.  The following table shows the aggregate annual sub-advisory fee paid to each sub-adviser, as a percentage of each respective Portfolio’s average daily net assets:

Portfolio	Sub-Adviser Fees (as a % of Net Assets)
Global Technology Portfolio(1)(2)	0. 5625% of the first $1 billion of the Portfolio’s average daily net assets; 0.5175% of the Portfolio’s average daily net assets in excess of $1 billion.

VP Global Science and Technology Portfolio*

0.500% of first $200 million of the Portfolio’s average daily net assets;
0.450% of next $300 million of the Portfolio’s average daily net assets;
0.400% of the Portfolio’s average daily net assets in excess of $500 million.

(1)

To seek to achieve a return on uninvested cash or for other reasons, Global Technology Portfolio may invest its assets in ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates (“ING Money Market Funds”). The Portfolio’s purchase of shares of an ING Money Market Fund will result in the Portfolio paying a proportionate share of the expenses of the ING Money Market Fund. The Portfolio’s Sub-Adviser will waive its fee in an amount equal to the sub-advisory fee received by the sub-adviser of the ING Money Market Fund in which the Portfolio invests resulting from the Portfolio’s investment into the ING Money Market Fund.

(2)	As of August 7, 2006, ING Goldman Sachs TollkeeperSM Portfolio is known as ING Global Technology Portfolio.

*

For purposes of calculating sub-adviser fees under the Sub-Advisory Agreement, the assets of VP Global Science and Technology Portfolio are aggregated with the assets of ING Global Science and Technology Fund, a series of ING Series Fund, Inc., a registered investment company that is not a party to the sub-advisory agreement but is also sub-advised by BlackRock Advisors.  The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to ING Global Science and Technology Fund, VP Global Science and Technology Portfolio and their respective sub-advisers based on relative net assets.

If the Reorganization is approved by shareholders, ING Investments will continue to pay BlackRock Advisors the same sub-advisory fee currently in place for VP Global Science and Technology Portfolio.

Administration Fees

The Management Agreement between ING Investors Trust (“IIT”), on behalf of Global Technology Portfolio, and the  Adviser, DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to investment advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio, and pays for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. As such, there are no separate administration fees for the Portfolio.

Pursuant to an Administrative Services Agreement between ING Variable Portfolios, Inc. (“IVP”) and ING Funds Services, LLC (“IFS”), IFS provides all administrative services in support of VP Global Science and Technology Portfolio and is responsible for the supervision of the Portfolio’s other service providers.  As compensation for its services, IFS receives a monthly fee from the Portfolio at an annual rate of 0.055% of the first $5 billion of the Portfolio’s average daily net assets and 0.03% thereafter.

If the Reorganization is approved by shareholders, VP Global Science and Technology Portfolio will continue to pay the current fee for administrative services.

Distribution and Service Fees

Class S and Class S2 of Global Technology Portfolio each pay the distribution (12b-1) and/or service fees as described in the table entitled “Annual Portfolio Operating Expenses” below.  Because these fees are paid out of the Portfolios’ assets on an on-going basis, over time these fees will increase the cost of your investment.

Expense Limitation Arrangements

DSL has entered into a written expense limitation with IIT, on behalf of Global Technology Portfolio, under which it will limit expenses of the Portfolio, excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if applicable, subject to possible recoupment by DSL within three years. The expense limits will continue through at least May 1, 2008.  The expense limitation agreement is contractual and shall renew automatically for one-year terms, unless ING Investments provides written notice of termination of the expense limitation agreement within ninety (90) days of the then-current term or upon termination of an investment management agreement.

ING Investments has entered into a written expense limitation with IVP, on behalf of VP Global Science and Technology Portfolio, under which it will limit expenses of the Portfolio, excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, subject to possible recoupment by ING Investments within three years. The expense limits will continue through at least May 1, 2008.  The expense limitation agreement is contractual and shall renew automatically for one-year terms, unless ING Investments provides written notice of termination of the expense limitation agreement within ninety (90) days of the then-current term or upon termination of an investment management agreement

In connection with the Reorganization, pending shareholder approval, ING Investments has contractually agreed to waive all or a portion of its investment management fee and/or reimburse expenses so that the maximum total operating expense ratio of VP Global Science and Technology Portfolio does not exceed 1.30% for Class S Shares.  The term of the written expense limitation agreement with VP Global Science and Technology Portfolio will be extended through May 1, 2010.  There is no guarantee that the expense limits will continue after this date.

Expense Tables

As shown in the table below, shares of the Portfolios are not subject to sales charges or shareholder transaction fees.  The table below does not reflect surrender charges and other charges assessed by your Insurance Company under your Variable Contract or under your Qualified Plan.

Transaction Fees on New Investments

(fees paid directly from your investment)

	Global Technology Portfolio	VP Global Science and Technology Portfolio

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A	N/A

Maximum deferred sales charge (load)(as a percentage of the lower of original purchase price or redemption proceeds)	N/A	N/A

Neither Global Technology Portfolio nor VP Global Science and Technology Portfolio has any redemption fees, exchange fees or sales charges on reinvested dividends.

Portfolio Expenses

The current expenses of each of the Portfolios and estimated pro forma expenses giving effect to the proposed Reorganization are shown in the following table.  Expenses are based upon the operating expenses incurred by the Portfolios for the period ended June 30, 2007.  Pro forma fees show estimated fees of VP Global Science and Technology Portfolio after giving effect to the proposed Reorganization as adjusted to reflect contractual changes.  Pro forma numbers are estimated in good faith and are hypothetical.  Your Variable Contract is a contract between you and the issuing Participating Insurance Company.  Neither Portfolio is a party to that Variable Contract.  The Portfolios are merely an investment option made available to you by your Participating Insurance Company under your Variable Contract.  The fees and expenses of the Portfolios are not fixed or specified under the terms of your Variable Contract.  The table does not reflect expenses and charges that are, or may be, imposed under your Variable Contract.  For information on these charges, please refer to the applicable Variable Contract prospectus, prospectus summary or disclosure statement.  If you participate through a Qualified Plan, the table does not reflect the direct expenses of the Qualified Plan, and you should consult your plan administrator for more information.

Annual Portfolio Operating Expenses

As of June 30, 2007 (Unaudited)(1)(2)

(expenses that are deducted from Portfolio assets, shown as a ratio of expenses to average daily net assets)

	Management Fee	Distribution (12b-1) and Shareholder Servicing Fees		Other Expenses		Acquired Portfolio Fees and Expenses	Total Portfolio Operating Expenses	Waivers, Reimbursement, and Recoupment (3)		Net Expenses

Class S2

Global Technology Portfolio (4)(5)	1.25%	0.50%		0.00%		—	1.75%	-0.30	%(6)	1.45	%(7)

VP Global Science and Technology Portfolio	N/A	N/A		N/A		N/A	N/A	N/A		N/A

VP Global Science and Technology Portfolio (Surviving Portfolio After the Reorganization) (Estimated VP Global Science and Technology Portfolio Pro Forma) (Unaudited)	N/A	N/A		N/A		N/A	N/A	N/A		N/A

Class S

Global Technology Portfolio(4)	1.25%	0.25	%(5)	0.00%		—	1.50%	-0.20%		1.30	%(7)

VP Global Science and Technology Portfolio	0.95%	0.25%		0.14	%(8)	—	1.34%	—		1.34%

VP Global Science and Technology Portfolio (Surviving Portfolio After the Reorganization) (Estimated VP Global Science and Technology Portfolio Pro Forma) (Unaudited)(9)	0.95%	0.25%		0.13	%(8)	—	1.33%	-0.03	%(3)	1.30%

(1)

The fiscal year end for each Portfolio is December 31. This table shows the estimated operating expenses for shares of the Portfolios, as a ratio of expenses to average daily net assets. These ratios are based on each Portfolio’s actual operating expenses as of June 30, 2007, as adjusted for contractual changes and waivers, if any.

(2)	Annual portfolio operating expenses are not shown for Class ADV and Class I of Global Technology Portfolio because these classes were dissolved on December 27, 2007.

(3)	DSL and ING Investments, the Advisers, have entered into written expense limitation agreements with Global Technology Portfolio and

VP Global Science and Technology Portfolio, respectively, under which they will limit expenses of the Portfolios, excluding taxes, brokerage and extraordinary expenses and acquired fund fees and expenses, if applicable, subject to possible recoupment by DSL or ING Investments within three years. The amount of these Portfolios' expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements, and Recoupments." The expense limitation agreements will continue through at least May 1, 2008. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless DSL or ING Investments provide written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the Management Agreement. In addition, the expense limitation agreements may be terminated by IIT/IVP upon at least 90 days' written notice to applicable Portfolio’s Adviser, DSL or ING Investments, respectively. Further, DSL has voluntarily agreed to waive its rights to expenses recouped for the period from January 1, 2006 through December 31, 2007.

(4)

The Management Agreement between IIT and DSL provides for a "bundled fee" arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of Global Technology Portfolio, and pays for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, auditing, and ordinary legal services, in return for the single management fee. Therefore, the ordinary operating expenses borne by the Portfolio is normally expected to include such expenses as the cost of the Trustees who are not "interested persons" of DSL, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage, any taxes paid by the Portfolio, expenses paid through the service agreement, interest expenses from any borrowing, and similar expenses, and are normally expected to be low compared to mutual funds with more conventional expense structures. The Portfolio would also bear any extraordinary expenses.

(5)	Global Technology Portfolio includes a distribution waiver of 0.10% for Class S2.

(6)

DSL has contractually agreed to waive 0.10% of the distribution fee for Service 2 Class shares of the Portfolio, so that the actual fee paid by a Portfolio is an annual rate of 0.15%.  Absent this waiver, the distribution fee is 0.25% of net assets.  The expense waiver will continue through at least May 1, 2008.  There is no guarantee the waiver will continue after this date.

(7)

A portion of the brokerage commissions that Global Technology Portfolio pays is used to reduce the Portfolio's expenses. Including these reductions, the total "Net Operating Expenses" for the Portfolio for the year ended December 31, 2006, would have been 1.34% for the Class S Shares and 1.49% for the Class S2 Shares. This arrangement can be discontinued at any time.

(8)

ING Funds Services, LLC receives an annual administration fee equal to 0.055% on the first $5 billion of daily net assets and 0.03% of daily net assets thereafter of VP Global Science and Technology Portfolio.

(9)

In connection with the Reorganization, pending shareholder approval, ING Investments has contractually agreed to waive all or a portion of its investment management fee and/or reimburse expenses so that the maximum total operating expense ratio of VP Global Science and Technology Portfolio do not exceed 1.30% for Class S Shares.  The term of the written expense limitation agreement with VP Global Science and Technology Portfolio will be extended through May 1, 2010.  There is no guarantee that the expense limits will continue after this date.

Examples.  The following examples are intended to help you compare the cost of investing in each Portfolio and the combined Portfolio.  The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan.  The examples assume that you invest $10,000 in each Portfolio and in the combined Portfolio after the Reorganization for the time periods indicated.  The examples also assume that your investment has a 5% return each year and that each Portfolio’s operating expenses remain the same.  The 5% return is an assumption and is not intended to portray past or future investment results.  Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown.  Your actual costs may be higher or lower.

					VP Global Science and Technology
	Global Technology Portfolio(1)(2)				Portfolio(2)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class S	$132	$454	$800	$1,773	$136	$425	$734	$1,613

Class S2	$148	$522	$921	$2,038	N/A	N/A	N/A	N/A

	Estimated VP Global Science and Technology Portfolio(2) Pro Forma: the Portfolios Combined
	1 Year	3 Years	5 Years	10 Years
Class S	$132	$412	$720	$1,593

(1) Examples are not shown for Class ADV and Class I of Global Technology Portfolio because these classes were dissolved on December 27, 2007.

(2) The Example numbers reflect the contractual expense limitation agreements/waivers for the one-year period, the three-year period and the first three years of five- and ten-year periods.

Portfolio Transitioning

If the Reorganization is approved by shareholders, the Adviser or sub-adviser to Global Technology Portfolio may sell all or a portion of the Portfolio’s holdings shortly prior to the Closing Date to transition its portfolio holdings to VP Global Science and Technology Portfolio.  The proceeds of such sales may be held in temporary investments or invested in assets that VP Global Science and Technology Portfolio may hold or wish to hold.  After the Closing Date, the sub-adviser to VP Global Science and Technology Portfolio may also sell portfolio securities that it acquired from Global Technology Portfolio, and VP Global Science and Technology Portfolio may not be immediately fully invested in accordance with its strategies.  Both Portfolios may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and ETFs, and enter into and close futures contracts or other derivative transactions.  During the transition period, Global Technology Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  Furthermore, such sales and purchases may be made at a disadvantageous time, would result in increased transactional costs, which are ultimately borne by shareholders, and may result in the realization of taxable gains or losses for either or both Portfolios.

Key Differences in the Rights of Global Technology Portfolio’s Shareholders and VP Global Science and Technology Portfolio’s Shareholders

Global Technology Portfolio is organized as a separate series of IIT, a Massachusetts business trust that is governed by a Declaration of Trust and Bylaws.  VP Global Science and Technology Portfolio is organized as a separate series of IVP, a Maryland corporation and is governed by its Articles of Incorporation and Bylaws.  Key differences under VP Global Science and Technology Portfolio’s Articles of Incorporation/Bylaws and Global Technology Portfolio’s Declaration of Trust/Bylaws are presented below.

Global Technology Portfolio	VP Global Science and Technology Portfolio

Shareholders have the power to amend the Declaration of Trust, but Trustees have the power to amend the Declaration of Trust, subject to certain conditions, so long as such amendment does not materially adversely affect the rights of any shareholders and is not in contravention of applicable law. Trustees may also amend the Declaration of Trust without a shareholder vote if they deem it necessary to conform the Declaration of Trust to applicable federal and state laws, to change the name of the Trust, or to supply any omission or to cure any ambiguous, defective or inconsistent provisions. No amendment to the Declaration of Trust shall repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder involved.

Shareholders have the power to vote with respect to the investment advisory contract, and the merger, consolidation and sale of assets of the Trust.

The Corporation reserves the right from time to time to make any amendment to its Charter now or hereafter authorized by law, including any amendment which alters the rights, as expressly set forth in its Charter, of any outstanding Shares, except that no action affecting the validity or assessibility of such Shares shall be taken without the unanimous approval of the outstanding Shares affected thereby.

Because Global Technology Portfolio is organized as a series of a Massachusetts business trust and VP Global Science and Technology Portfolio is organized as a series of a Maryland corporation there are some differences between the rights of shareholders of the Portfolios.  Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, Global Technology Portfolio’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolio.  As such, shareholders of  Global Technology Portfolio have no personal liability for the Portfolio’s acts or obligations.  Under Maryland law, shareholders of VP Global Science and Technology Portfolio have no personal liability for the Portfolio’s acts or obligations.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Global Technology Portfolio in exchange for shares of beneficial interest of VP Global Science and Technology Portfolio and the assumption by VP Global Science and Technology Portfolio of Global Technology Portfolio’s known liabilities, as set forth in that Portfolio’s Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of VP Global Science and Technology Portfolio to shareholders of Global Technology Portfolio, as provided for in the Reorganization Agreement.  Global Technology Portfolio will then be liquidated.

Each shareholder of Class S and Class S2 shares of Global Technology Portfolio will hold, immediately after the Closing Date, Class S shares of VP Global Science and Technology Portfolio having an aggregate value equal to the aggregate value of the shares of Global Technology Portfolio held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of VP Global Science and Technology Portfolio generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Portfolios under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Global Technology Portfolio.  The Reorganization Agreement also requires that each of the Portfolios take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Reasons for the Reorganization

The Reorganization is one of several reorganizations that have taken place among various ING Funds.  The ING Fund complex has grown in recent years through the addition of many funds.  Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies.  The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and potential confusion about overlapping funds.  DSL and ING Investments also believe that the reorganizations may benefit portfolio shareholders by resulting in surviving portfolios with a greater asset base.  This is expected to provide greater investment opportunities for each surviving portfolio and the potential to take larger portfolio positions.

The proposed Reorganization was presented for consideration to the Boards of Directors/Trustees of the Portfolios at a meeting held on December 5, 2007, for Global Technology Portfolio and December 19, 2007, for VP Global Science and Technology Portfolio  The Board of each Portfolio, including all of the Directors/Trustees who are not “interested persons” (as defined in the 1940 Act) of such Portfolio, determined that the interests of the shareholders of such Portfolio will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of such Portfolio and its shareholders.

The Reorganization will allow Global Technology Portfolio’s shareholders to participate in a professionally managed portfolio that shares a similar investment objective focused on long-term capital appreciation.  Additionally, the proposed Reorganization will result in lower gross expenses for all shareholders of the disappearing Global Technology Portfolio.  The proposed reorganization will also result in lower net expenses for Global Technology Portfolio’s Class S2 shareholders, while net expenses for Global Technology Portfolios Class S shareholders will remain the same.

Board Considerations

The Board of Trustees of Global Technology Portfolio, in recommending the proposed Reorganization, considered a number of factors, including the following:

•                  the plans of management to reduce overlap in funds in the ING Funds complex;

•                  Management’s explanation of potential alternative mutual funds that could have served as the surviving mutual fund;

•                  the potential benefits of the proposed Reorganization to Global Technology Portfolio’s shareholders;

•                  the expense ratios and information regarding fees and expenses of Global Technology Portfolio, including that the net expenses for Class S2 shareholders of Global Technology Portfolio will be reduced as a result of the Reorganization and the net expenses for Class S shareholders of Global Technology Portfolio will remain the same; gross expenses will be reduced for all classes; and pending shareholder approval of the Reorganization, ING Investments will extend the term of the current expense limitation agreement with VP Global Science and Technology Portfolio through March 1, 2010;

•                  the relative investment performance of the Portfolios, including that VP Global Science and Technology Portfolio has superior total returns;

•                  that the Reorganization will not dilute the interests of the shareholders of either of the Portfolios (i.e., the Separate Accounts or the Qualified Plans) or the interests of Variable Contract Owners or Plan Participants;

•                  the comparability of investment objectives, policies, restrictions, management and portfolio holdings of the Portfolios, including that each Portfolio has a substantially similar investment objective;

•                  direct or indirect costs to be incurred by each Portfolio and its respective shareholders in connection with the proposed Reorganization; and

•                  that if the Reorganization is approved by shareholders, certain holdings of Global Technology Portfolio may be sold shortly prior to the Closing Date and certain portfolio securities that VP Global Science and Technology Portfolio acquired from Global Technology Portfolio may also be sold after the Closing Date, as described more fully in “Portfolio Transitioning” on page 24.

The Trustees of Global Technology Portfolio recommend that shareholders approve the Reorganization with VP Global Science and Technology Portfolio.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).  Accordingly, pursuant to this treatment, neither Global Technology Portfolio nor its shareholders, nor VP Global Science and Technology Portfolio nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Portfolios will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Portfolios.

Prior to the Closing Date, Global Technology Portfolio will pay to Participating Insurance Companies’ Separate Accounts and Qualified Plans that own its shares, a cash distribution which is intended to distribute any undistributed investment company taxable income and any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date.

Expenses of the Reorganization

The expenses relating to the proposed Reorganization will be borne solely by DSL or an affiliate.  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

Future Allocation of Premiums

Shares of Global Technology Portfolio have been purchased at the direction of Variable Contract owners by Participating Life Insurance Companies through Separate Accounts to fund benefits payable under a Variable Contract.  If the Reorganization is approved, Participating Insurance Companies have advised us that all premiums or transfers to the Global Technology Portfolio will be allocated to VP Global Science and Technology Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Form of Organization

Global Technology Portfolio is organized as a separate series of IIT, an open-end management investment company organized as a Massachusetts business trust. IIT is governed by a Board of Trustees consisting of eleven members. For more information on the history of IIT, see the SAI of Global Technology Portfolio.

VP Global Science and Technology Portfolio is organized as a series of IVP, an open-end investment company organized as a Maryland corporation. IVP is governed by a Board of Directors consisting of nine members. For more information on the history of IVP, see the SAI of VP Global Science and Technology Portfolio.

Adviser

DSL, a Delaware limited liability company, serves as the investment adviser to Global Technology Portfolio.  DSL has overall responsibility for the management of Global Technology Portfolio.  DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.  As of December 31, 2006, DSL managed approximately $41.6 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL has engaged ING IM as sub-adviser to Global Technology Portfolio to provide the day-to-day management of each respective Portfolio.  DSL is responsible for monitoring the investment programs and performance of the sub-adviser with respect to the Portfolio.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either the Portfolio’s Board of Trustees or DSL.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements, or DSL may assume day-to-day investment management of the Portfolio.

ING Investments, an Arizona limited liability company, serves as the investment adviser to VP Global Science and Technology Portfolio.  ING Investments has overall responsibility for the management of VP Global Science and Technology Portfolio.  ING Investments provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.  ING Investments is registered with the SEC as an investment adviser.  As of December 31, 2006, ING Investments managed approximately $50.1 billion in assets.  ING Investments’ principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

ING Investments has engaged BlackRock Advisors as sub-adviser to VP Global Science and Technology Portfolio to provide the day-to-day management of the Portfolio.  ING Investments is responsible for monitoring the investment programs and performance of the sub-adviser with respect to the Portfolio.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either the Portfolio’s Board of Directors or ING Investments.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements, or ING Investments may assume day-to-day investment management of the Portfolios.

Both DSL and ING Investments are indirect, wholly owned subsidiaries of ING Groep N.V. (“ING Groep”).  ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees.  Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

For information regarding the basis for the Boards’ approval of portfolio management relationships, please refer to the Portfolios’ annual reports for the fiscal year ended December 31, 2006.

Distributor

ING Funds Distributor, LLC (“IFD”) serves as the distributor for the Portfolios. IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 and is a member of FINRA.

To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from FINRA.

Dividends and Other Distributions

Each Portfolio distributes to Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, substantially all its net investment income and net capital gains, if any, each year.  Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Sub-Chapter M of the Code.  As qualified regulated investment companies, the Portfolios are generally not subject to federal income tax on their ordinary income and net realized capital gain that is distributed.  It is each Portfolio’s intention to distribute all such income and gains.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that owners of these contracts should not be subject to federal tax on distribution of dividends and income from a Portfolio to the Participating Insurance Company Separate Accounts .

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you.  Please refer to the Statement of Additional Information for more information about the tax status of the Portfolios.  You should consult the prospectus for the Variable Contracts or with your tax adviser for information regarding taxes applicable to the Variable Contracts.

If the Reorganization Agreement is approved by Global Technology Portfolio’s shareholders, then as soon as practicable before the Closing Date, Global Technology Portfolio will pay Participating Insurance Company Separate Accounts and Qualified Plans that own its shares, a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Portfolios as of June 30, 2007, and on a pro forma basis as of June 30, 2007, giving effect to the Reorganization:

	Net Assets	Net Asset Value Per Share	Shares Outstanding

Global Technology Portfolio

ADV Class(1)	$1,099	$7.60	145

Class I(1)	$996	$7.66	130

Class S	$81,902,445	$7.63	10,733,541

Class S2(1)	$6,807,970	$7.58	898,329

VP Global Science and Technology Portfolio

Class I	$80,875,840	$5.07	15,956,022

Class S	$588,268	$5.04	116,626

Pro Forma – VP Global Science and Technology Portfolio including Global Technology Portfolio

Class I(1)(2)	$80,876,836	$5.07	15,956,218

Class S(1)(2)	$89,299,782	$5.04	17,718,117

(1) Class S2 of Global Technology Portfolio will merge into Class S of VP Global Science and Technology Portfolio.  ADV Class and Class I of Global Technology Portfolio were dissolved on December 27,2007. However, for the purposes of this capitalization table, ADV Class is shown merging into Class S of VP Global Science and Technology Portfolio and Class I is shown merging into Class I of VP Global Science and Technology Portfolio.

(2) Reflects shares issued, net of retired shares of Global Technology Portfolio of (145); 66; 6,867,950; and (898,329) for ADV Class, Class I and Class S and Class S2, respectively.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Solicitation of Proxies

Solicitation of voting instructions is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about February 26, 2008.  In addition to the solicitation of proxies by mail, employees of DSL, ING Investments and their affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.  The cost of the proxy solicitation will be borne solely by DSL or an affiliate.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions.  Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact Shareholder Services toll-free at 1-800-262-3862.

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Global Technology Portfolio, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Global Technology Portfolio that may be presented at the Special Meeting.

Voting Rights

The Separate Accounts of the Participating Insurance Companies and Qualified Plans are the record owners of the shares of the Portfolios.  The Qualified Plans and Participating Insurance Companies will vote the Global Technology Portfolio’s shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans.

Each shareholder of Global Technology Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  Shares have no preemptive or subscription rights.

Only shareholders of Global Technology Portfolio at the close of business on January 11, 2008 (the “Record Date”) will be entitled to be present and give voting instructions for Global Technology Portfolio at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on April 9, 2008.  As of the Record Date, the following shares of beneficial interest of Global Technology Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding
Class S
Class S2
Total

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of (i) 67% or more of the shares present at the meeting, provided that more than 50% of the shares are present in person or represented by proxy at the Special Meeting, or (ii) a majority of the shares entitled to vote.  The holders of thirty percent of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.  A majority of the shareholders present in person or proxy may adjourn the meeting (i) in the absence of a quorum at such meeting or (ii), in the event of a quorum is present, for any reason permitted by law, including for the purpose of providing time for the solicitation of additional shareholder votes.  In the event a meeting is adjourned, the time and place of such adjourned meeting shall be announced at the meeting and no additional notice shall be given unless the adjournment is more than 30 days, or if after the adjournment a new record date is fixed.  If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum.  However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter.  For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

Where Variable Contract owners and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Participating Insurance Companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract owners and Plan Participants who voted.  The effect of proportional voting is that if a large number of Variable Contract owners and Plan Participants fail to give voting instructions, a small number of Variable Contract owners and Plan Participants may determine the outcome of the vote.

To the knowledge of DSL, as of January 11, 2008, no current Director owns 1% or more of the outstanding shares of either Portfolio, and the officers and Directors own, as a group, less than 1% of the shares of either Portfolio.

Appendix C hereto lists the persons that, as of January 11, 2008, owned beneficially or of record 5% or more of the outstanding shares of any class of Global Technology Portfolio or VP Global Science and Technology Portfolio.

Other Matters to Come Before the Special Meeting

Global Technology Portfolio does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus.  If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals

Global Technology Portfolio is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Global Technology Portfolio’s management.  Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed proxy card is requested.  A self-addressed, postage-paid envelope is enclosed for your convenience.

Huey P. Falgout, Jr.,
Secretary

February 26, 2008

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 19th day of December, 2007, by and between ING Variable Portfolios, Inc., a Maryland corporation with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (“IVP”), on behalf of its series, ING VP Global Science and Technology Portfolio (the “Acquiring Portfolio”), and ING Investors Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (“IIT”), on behalf of its series, ING Global Technology Portfolio (the “Acquired Portfolio”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Service Class (“S Class”) voting shares of beneficial interest of the Acquiring Portfolio (the “Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of the liabilities of the Acquired Portfolio described in paragraph 1.3, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are series of open-end, registered investment companies of the management type and the Acquired Portfolio owns securities which generally are assets of the character in which the Acquiring Portfolio is permitted to invest; and

WHEREAS, the Board of Directors of IVP has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio, as described in paragraph 1.3 herein, by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IIT has determined that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of the liabilities of the Acquired Portfolio by the Acquiring Portfolio, as described in paragraph 1.3 herein, is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED PORTFOLIO TO THE ACQUIRING PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED PORTFOLIO LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED PORTFOLIO

1.1.                              Subject to the requisite approval of the Acquired Portfolio shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of the Acquired Portfolio’s assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional S Class Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to the Acquired Portfolio’s S Class Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of S2 Class, computed in the manner and as of the time and date set forth in paragraph 2.2; (ii) to deliver to the Acquired Portfolio the number of full and fractional S Class Acquiring Portfolio Shares determined by dividing the value of the Acquired Portfolio’s net assets with respect to the Acquired Portfolio’s S2 Class Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net assets value of one Acquiring Portfolio Share of S Class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (iii) to assume the liabilities of the Acquired Portfolio, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.                              The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.                              The Acquired Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Portfolio shall assume the liabilities of the Acquired Portfolio set forth in the Acquired Portfolio’s Statement of Assets and Liabilities as of the Closing Date delivered by IIT, on behalf of the Acquired Portfolio, to IVP, on behalf of the Acquiring Portfolio, pursuant to paragraph 7.2 hereof.  On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.                              Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will: (i) distribute to the Acquired Portfolio’s shareholders of record with respect to its S Class shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Portfolio Shares of the S Class received by the Acquired Portfolio pursuant to paragraph 1.1, (ii) distribute to the Acquired Portfolio’s shareholders of record with respect to its S2 Class shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class, the Acquiring Portfolio shares of S Class received by the Acquired Portfolio pursuant to paragraph 1.1, and (iii) will completely liquidate.  Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the shareholders of record of each class of the Acquired Portfolio’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Portfolio Shareholders”).  The aggregate net asset value of S Class Acquiring Portfolio Shares to be so credited to S Class Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares of S class owned by such shareholders on the Closing Date.  The aggregate net asset value of S Class Acquired Portfolio shares to be so credited to S2 Class Acquired Portfolio Shareholders shall be equal to the aggregate net asset value of the Acquired Portfolio shares of S2 Class owned by such shareholders on the Closing Date.  All issued and outstanding S Class Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in S Class shares of the Acquired Portfolio will represent a number of S Class Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  All issued and outstanding S2 Class Acquired Portfolio shares will simultaneously be canceled on the books of the Acquired Portfolio, although share certificates representing interests in S Class shares of the Acquired Portfolio will represent a number of S Class Acquiring Portfolio Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Portfolio shall not issue certificates representing the S Class Acquiring Portfolio Shares in connection with such exchange.

1.5.                              Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent, as defined in paragraph 3.3.

1.6.                              Any reporting responsibility of the Acquired Portfolio including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio.

2.                                      VALUATION

2.1.                              The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Portfolio, and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.2.                              The net asset value of an S Class Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Portfolio’s Board of Directors.

2.3.                              The number of the S Class Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s S Class assets shall be determined by dividing the value of the net assets with respect to the S Class shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an S Class Acquiring Portfolio Share, determined in accordance with paragraph 2.2.  The number of the S Class Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s S2 Class assets shall be determined by dividing the value of the net assets with respect to the S2 Class shares of the Acquired Portfolio, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an S Class Acquiring Portfolio Share, determined in accordance with paragraph 2.2.

2.4.                              All computations of value shall be made by the Acquired Portfolio’s designated record keeping agent and shall be subject to review by Acquiring Portfolio’s record keeping agent and by each Portfolio’s respective independent registered public accountants.

3.                                      CLOSING AND CLOSING DATE

3.1.                              The Closing Date shall be April 26, 2008 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Portfolio or at such other time and/or place as the parties may agree.

3.2.                              The Acquired Portfolio shall direct the Bank of New York Mellon Corporation., as custodian for the Acquired Portfolio (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Portfolio no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.                              The Acquired Portfolio shall direct DST Systems, Inc. (the “Transfer Agent”), on behalf of the Acquired Portfolio, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Portfolio Shareholders and the number and percentage ownership of outstanding S Class and S2 Class shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date to the Secretary of the Acquiring Portfolio, or provide evidence satisfactory to the Acquired Portfolio that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio’s account on the books of the Acquiring Portfolio.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.                              In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Portfolio or the Board of Directors of the Acquiring Portfolio, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Acquired Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.                              Except as has been disclosed to the Acquiring Portfolio in a written instrument executed by an officer of IIT, IIT, on behalf of the Acquired Portfolio, represents and warrants to IVP as follows:

(a)                      The Acquired Portfolio is duly organized as a series of IIT, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts, with power under IIT’s Declaration of Trust and Bylaws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                     IIT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Portfolio under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)                      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)                     The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                      On the Closing Date, the Acquired Portfolio will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Portfolio will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)                        The Acquired Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IIT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IIT, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)                     All material contracts or other commitments of the Acquired Portfolio (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Portfolio prior to the Closing Date;

(h)                     Except as otherwise disclosed in writing to and accepted by IVP, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  IIT, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                         The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio at December 31, 2006 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)                         Since December 31, 2006, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Portfolio due to declines in market values of securities in the Acquired Portfolio’s portfolio, the discharge of Acquired Portfolio liabilities, or the redemption of Acquired Portfolio shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change);

(k)                      On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                         For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)                   All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Portfolio, as provided in paragraph 3.3.  The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio shares;

(n)                     The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of IIT, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the Acquired Portfolio, this Agreement will constitute a valid and binding obligation of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)                     The information to be furnished by the Acquired Portfolio for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)                     The proxy statement of the Acquired Portfolio (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.                              Except as has been disclosed to the Acquired Portfolio in a written instrument executed by an officer of IVP, IVP, on behalf of the Acquiring Portfolio, represents and warrants to IIT as follows:

(a)                      The Acquiring Portfolio is duly organized as a series of IVP, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under IVP’s Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                     IVP is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Portfolio under the 1933 Act, is in full force and effect;

(c)                      No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)                     The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                      On the Closing Date, the Acquiring Portfolio will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)                        The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IVP’s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IVP, on behalf of the Acquiring Portfolio, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IVP, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

(g)                     Except as otherwise disclosed in writing to and accepted by IIT, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IVP, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of the Acquiring Portfolio’s business.  IVP, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)                     The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Portfolio at December 31, 2006 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Portfolio) present fairly, in all material respects, the financial condition of the Acquiring Portfolio as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)                         Since December 31, 2006, there has not been any material adverse change in the Acquiring Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Portfolio  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Portfolio due to declines in market values of securities in the Acquiring Portfolio’s portfolio, the discharge of Acquiring Portfolio liabilities, or the redemption of Acquiring Portfolio Shares by shareholders of the Acquiring Portfolio, shall not constitute a material adverse change);

(j)                         On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Portfolio’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)                      For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Portfolio has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l)                         All issued and outstanding shares of the Acquiring Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IVP and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(m)                   The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of IVP, on behalf of the Acquiring Portfolio, and this Agreement will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)                     The S Class Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable;

(o)                     The information to be furnished by IVP for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)                     That insofar as it relates to the Acquiring Portfolio, the Registration Statement relating to the Acquiring Portfolio Shares issuable hereunder, and the proxy materials of the Acquired Portfolio to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Portfolio contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

5.1.                              The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                              The Acquired Portfolio will call a meeting of the shareholders of the Acquired Portfolio to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.                              The Acquired Portfolio covenants that the S Class Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.                              The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio shares.

5.5.                              Subject to the provisions of this Agreement, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.                              The Acquired Portfolio will provide the Acquiring Portfolio with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Portfolio (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Portfolio to consider approval of this Agreement and the transactions contemplated herein.

5.7.                              As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its shareholders consisting of the S Class Acquiring Portfolio Shares received at the Closing.

5.8.                              The Acquiring Portfolio and the Acquired Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.                              IIT, on behalf of the Acquired Portfolio, covenants that IIT will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IVP, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) IVP’s, on behalf of the Acquired Portfolio’s, title to and possession of the Acquiring Portfolio’s Shares to be delivered hereunder, and (b) IVP’s, on behalf of the Acquiring Portfolio’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.                        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED PORTFOLIO

The obligations of IIT, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at IIT’s election, to the performance by IVP, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                              All representations and warranties of IVP, on behalf of the Acquiring Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                              IVP shall have delivered to IIT a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to IIT and dated as of the Closing Date, to the effect that the representations and warranties of IVP, on behalf of the Acquiring Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as IIT shall reasonably request;

6.3.                              IVP, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IVP, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4.                              The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of S Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of IVP, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at IVP’s election, to the performance by IIT, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                              All representations and warranties of IIT, on behalf of the Acquired Portfolio, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                              IIT shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio’s assets and liabilities, as of the Closing Date, certified by the Treasurer of IIT;

7.3.                              IIT shall have delivered to IVP on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to IVP and dated as of the Closing Date, to the effect that the representations and warranties of IIT, on behalf of the Acquired Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as IVP shall reasonably request;

7.4.                              IIT, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IIT, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5.                              The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares of S class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.                              The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO AND THE ACQUIRED PORTFOLIO

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IIT, on behalf of the Acquired Portfolio, or IVP, on behalf of the Acquiring Portfolio, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.                              The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of IIT’s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to IIT.  Notwithstanding anything herein to the contrary, neither IVP nor IIT may waive the conditions set forth in this paragraph 8.1;

8.2.                              On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                              All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IIT and IVP to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4.                              The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.                              The parties shall have received the opinion of Dechert LLP addressed to IIT and IVP substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IIT and IVP.  Notwithstanding anything herein to the contrary, neither IVP nor IIT may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.                              IIT, on behalf of the Acquired Portfolio, and IVP, on behalf of the Acquiring Portfolio, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2                                 The expenses relating to the proposed Reorganization will be borne solely by (i) the investment adviser to the Acquired Portfolio (or an affiliate of the investment adviser).  The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Portfolio’s prospectus and the Acquired Portfolio’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.                               ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.                        IVP and IIT agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the Acquiring Portfolio and Acquired Portfolio with respect to the Reorganization.

10.2.                        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing shall survive the Closing.

11.                               TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before October 31, 2008, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors, Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.                               AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IIT and IVP; provided, however, that following the meeting of the shareholders of the Acquired Portfolio called by IIT and IVP pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the S Class Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.                               NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Variable Portfolios, Inc. 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034 Attn: Huey P. Falgout, Jr.

ING Investors Trust 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034 Attn: Huey P. Falgout, Jr.

With a copy to: Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006 Attn: Jeffrey S. Puretz.

14.                               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.                        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.                        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.                        This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.4.                        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.                        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Directors, Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Portfolio or the Acquiring Portfolio, as the case may be, as provided in the Declaration of Trust of IIT and the Articles of Incorporation of IVP, respectively.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING INVESTORS TRUST on behalf of its

ING Global Technology Portfolio series

By:	/s/ Michael J. Roland

Title:	Executive Vice President

ING VARIABLE PORTFOLIOS, INC. on behalf of its

ING VP Global Science and Technology Portfolio series

By:	/s/ Todd Modic

Title:	Senior Vice President

APPENDIX B

ADDITIONAL INFORMATION REGARDING

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

(THE “PORTFOLIO”)

About Your Investment

The Portfolio is available to serve as an investment option offered through Variable Contracts and as an investment option to qualified pension and retirement plans (“Qualified Plans”).  The Portfolio also may be made available to certain investment advisers and their affiliates, other investment companies and other investors as permitted by the diversification and other requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying Treasury regulations.  The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment medium for Variable Contracts and it offers its shares directly to Qualified Plans and other permitted investors.  However, it is possible that the interest of owners of Variable Contracts, Qualified Plans and other permitted investors, for which the Portfolio serves as an investment option, might at some time be in conflict because of differences in tax treatment or other considerations.  The Portfolio’s Board of Directors (“Board”) directed ING Investments to monitor events to identify any material conflicts between Variable Contract owners, Qualified Plans, and other permitted investors, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, a pension plan, investment company or other permitted investor, which might force the Portfolios to sell securities at disadvantageous prices.  The Portfolio may discontinue offering shares at any time. If the Portfolio is discontinued, any allocation to the Portfolio will be allocated to another Portfolio that the Board believes is suitable, as long as any required regulatory standards are met (which may include SEC approval).

Net Asset Value

The net asset value (“NAV”) per share for each class of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Portfolio is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Portfolio shares will not be priced on those days. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio’s NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.

When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for the security that is determined in accordance with procedures adopted by the Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

•                                          Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE or the closing value is otherwise deemed unreliable;

•                                          Securities of an issuer that has entered into a restructuring;

•                                          Securities whose trading has been halted or suspended;

•                                          Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                                          Securities that are restricted as to transfer or resale.

The Portfolio or ING Investments, the Portfolio’s investment adviser, may rely on the recommendations of a fair value pricing service approved by the Portfolio’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. DSL makes such determinations in good faith in accordance with procedures adopted by the Portfolio’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.

When an insurance company’s Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form. When an insurance company’s Variable Contract or Qualified Plan is selling shares, it will normally receive the NAV that is next calculated after the order from the insurance company’s Variable Contract holder or Qualified Plan participant is received in proper form.

Management of the Portfolio

Adviser

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio (the “Adviser”). ING Investments has overall responsibility for the management of the Portfolio. ING Investments provides or oversees all investment advisory and portfolio management services for the Portfolio, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly owned subsidiary of ING Groep. ING Groep is one of the largest financial services organizations in the world with approximately 120,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April of 1995 and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2006, ING Investments managed approximately $50.1 billion in assets.  The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments has engaged a sub-adviser to provide the day-to-day management of the Portfolio’s investment portfolio pursuant to a sub-advisory agreement.  ING Investments is responsible for monitoring the investment program and performance of the sub-adviser.  Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Portfolio’s Board.  In the event the sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Portfolio.

Sub-Adviser and Portfolio Managers

ING Investments has engaged BlackRock Advisors as sub-advisor to the Portfolio.  As of December 31, 2006, BlackRock Advisors and its affiliates had $1.1 trillion in investment company and other portfolio assets under management.

BlackRock Advisors is a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock consummated a transaction with Merrill Lynch & Co., Inc. (“Merrill Lynch”) whereby Merrill Lynch’s investment management business combined with that of BlackRock’s to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The new combined company will operate under the BlackRock name. The combined company offers a full range of equity fixed-income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The principal address is 100 Bellevue Parkway, Wilmington, Delaware 19809.

The following individuals share responsibility for the day-to-day management of the ING VP Global Science and Technology Portfolio:

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is the head of BlackRock Advisors’ Global Opportunities Team and is the strategist for all of the team’s portfolios. Mr. Callan has co-managed the Portfolio since 2004. Before becoming part of BlackRock Advisors, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors’ Global Opportunities Team and is responsible for coverage of stocks in the technology sector for all of the team’s portfolios. Ms. Rosenbaum has co-managed the Portfolio since 2005. Prior to joining BlackRock Advisors in 1998, Ms. Rosenbaum was a healthcare analyst with the PNC Asset Management Group.

Erin Xie, Ph.D., Managing Director and Portfolio Manager, is a senior member of BlackRock Advisors’ Global Opportunities Team, and is responsible for coverage of stocks in the healthcare sector. Ms. Xie has co-managed the Portfolio since 2005. Before becoming part of BlackRock Advisors in 2005, Dr. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

ING Investments acts as a “manager-of-managers” for ING VP Global Science and Technology Portfolio. ING Investments delegates to the sub-adviser of the Portfolio the responsibility for investment management, subject to ING Investment’s oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of the Portfolio. From time to time, ING Investments may also recommend the appointment of additional or replacement non-affiliated sub-advisers to the Portfolio’s Board. The Portfolio and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Portfolio’s Board, to appoint an additional non-affiliated sub-adviser or replace an existing sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Portfolio’s shareholders. The Portfolio will notify shareholders of any change in the identity of a sub-adviser of the Portfolio. In this event, the name of the Portfolio and its principal investment strategies may also change.

BlackRock Advisors pays the salaries and other related costs of personnel engaged in providing investment advice, including office space, facilities and equipment.

ING Investments pays BlackRock Advisors a fee at an annual rate based on the average daily net asset value of the Portfolio.  ING Investments pays the sub-advisory fee out of its advisory fee.

The Portfolio’s SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and each Portfolio Manager’s ownership of securities in the Portfolio.

Portfolio Distribution

The Portfolio is distributed by ING Funds Distributor, LLC (“IFD” or “Distributor”).  IFD is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

IFD is a member of the Financial Industry Regulatory Authority (“FINRA”).  To obtain information about FINRA member firms and their associated persons, you may contact FINRA Regulation, Inc. at www.finra.org or the FINRA BrokerCheck Hotline at 1-800-289-9999.  An investment brochure describing the Public Disclosure Program is available from the FINRA.

Frequent Trading – Market Timing

The Portfolio is intended for long-term investment and not as a short-term trading vehicle.  Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio.  Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries as investment options for the Variable Contracts issued by insurance companies, and as investment options for the Qualified Plans. Omnibus accounts generally do not identify customers’ trading activity on an individual basis.  The Portfolio’s administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.

The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by their customers.  You should review the materials provided to you by your financial intermediary, including, in the case of a Variable Contract, the prospectus that describes the contract, or in the case of a Qualified Plan, the plan documentation, for its policies regarding frequent, short-term trading. Such policies may be more or less restrictive than the Portfolio’s policy.  With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy.  As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders, whether directly or by exchange, including purchase orders that have been accepted by a financial intermediary, that the Portfolio determines not to be in the best interest of the Portfolio. The Portfolio seeks assurances from financial intermediaries that they have procedures adequate to monitor and address frequent short-term trading.  There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.

The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan, is not in the best interest of the Portfolio or its shareholders.  Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all shareholders.  This in turn can have an adverse effect on Portfolio performance.

The Portfolio’s investment in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading.  If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies.  This is often referred to as “price arbitrage.”  Such price arbitrage opportunities may also occur with respect to investment in domestic securities.  For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy.  Similarly, since the Portfolio holds thinly traded securities, such as certain small-capitalization securities, it may be exposed to varying levels of pricing arbitrage.  The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that the Portfolio’s NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.

Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur.  Moreover, decisions about allowing trades in the Portfolio may be required.  These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio’s shareholders.

Portfolio Holdings Disclosure Policy

A description of the policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the SAI. The Portfolio posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the new quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., the Portfolio will post the quarter ending June 30 holdings on August 1.) The Portfolio’s portfolio holdings schedule will, at a minimum, remain available on the Portfolio’s website until the Portfolio files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Portfolio’s website is located at www.ingfunds.com.

How ING Compensates Entities Offering Its Portfolios as Investment Options in Their Insurance Products

ING mutual funds may be offered as investment options in Variable Contracts by affiliated and non-affiliated insurance companies. In addition to paying fees under the Portfolio’s Distribution Plan, the Portfolio’s Adviser or Distributor (collectively, “ING”), out of its own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies. The amount of the payment is based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio’s Adviser and Distributor may make these payments for administrative, record keeping or other services that insurance companies provide to the Portfolio.

These payments may also provide incentive for insurance companies to make the Portfolio available through the Variable Contracts issued by the insurance company, and thus they may promote the distribution of the shares of the Portfolio.

The distributing broker-dealer for the Portfolio is ING Funds Distributor. ING Funds Distributor has entered into such agreements with non-affiliated insurance companies. Fees payable under these arrangements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company’s Variable Contracts. As of April 30, 2007, the Adviser has entered into such arrangements with the following insurance companies: Zurich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company.

The Adviser also has entered into similar agreements with affiliated insurers, including, but not limited to: ING Life Insurance and Annuity Company; ReliaStar Life Insurance Company; ReliaStar Life of New York; Security Life of Denver; and ING USA Annuity and Life Insurance Co. ING Groep (NYSE: ING) uses a variety of financial and accounting techniques to allocate resources and profits across the organization. These methods may take the form of cash payments to affiliates. These methods do not impact the costs incurred when investing in the Portfolio. Management personnel of ING may receive additional compensation if the overall amount of investments in the Portfolio meets certain target levels or increases over time.

The insurance companies through which investors hold shares of the Portfolio may also pay fees to third parties in connection with distribution of Variable Contracts and for services provided to Variable Contract owners. None of the Portfolio, the Adviser, or the Distributor is a party to these arrangements. Investors should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments.

Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully the prospectus and discuss any questions you have with your agent or broker.

FINANCIAL HIGHLIGHTS

The information in the table below has been derived from ING VP Global Science and Technology Portfolio’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, with the exception of the six-month period ended June 30, 2007, which is unaudited.

Selected data for a share of beneficial interest outstanding throughout each period.

	Class S
	Six Months Ended June 30, 2007	Year Ended December 31, 2006	July 20, 2005(4) to December 31, 2005
	(unaudited)

Per Share Operating Performance:

Net asset value, beginning of period	$4.56	4.27	3.90

Income from investment operations:

Net investment loss	$(0.01)	(0.02)	(0.01)

Net realized and unrealized gain on investments	$0.49	0.31	0.38

Total from investment operations	$0.48	0.29	0.37

Net asset value, end of period	$5.04	4.56	4.27

Total Return(1)%	10.53	6.79	9.49

Ratios and Supplemental Data:

Net assets, end of period (000’s)	$588	551	78

Ratios to average net assets:

Gross expenses prior to expense reimbursement(2)%	1.34	1.33	1.31

Net expenses after expense reimbursement(2)(3)%	1.34	1.33	1.31

Net investment loss after expense reimbursement(2)(3)%	(0.59)	(0.51)	(0.73)

Portfolio turnover rate %	42	129	118

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Commencement of operations.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Portfolio, owned beneficially or of record 5% or more of any class of that Portfolio’s outstanding shares as of January 11, 2008:

ING GLOBAL TECHNOLOGY PORTFOLIO

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Portfolio	Percentage of Combined Portfolio After the Reorganization*

*                 On a pro forma basis, assuming that the value of the shareholder’s interest in the Portfolio on the date of consummation of the Reorganization is the same as on January 11, 2008.

C-1

FUNDS

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the
Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 10, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING GLOBAL TECHNOLOGY PORTFOLIO

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Portfolio (the “Portfolio”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 on April 10, 2008 at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposal.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                         To approve an Agreement and Plan of Reorganization by and between ING Global Technology Portfolio and ING VP Global Science and Technology Portfolio, providing for the reorganization of ING Global Technology Portfolio with and into ING VP Global Science and Technology Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

3 EASY WAYS TO VOTE YOUR VOTING INSTRUCTION CARD

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Voting Instruction Card, sign and date the Voting Instruction Card and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 10, 2008

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND/INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints the above-referenced Insurance Company and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders and at any adjournment(s) or postponement(s) thereof, all shares of the above-referenced Portfolio (the “Portfolio”) attributable to his or her contract or interest therein as directed on the reverse side of this Card.  IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.  If you fail to return this Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account, when applicable.  The proxies voting shares at the Special Meeting on behalf of the Insurance Company are authorized to vote, at their discretion, upon such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Voting Instruction Card must be signed and dated below.

Signature (s) (if held jointly)	Date

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION CARD.  All joint owners should sign.  When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name and indicate the signer’s office.  If a partner, please sign in the partnership name.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting Instruction Card as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Voting Instruction Card.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.                                       To approve an Agreement and Plan of Reorganization by and between ING Global Technology Portfolio and ING VP Global Science and Technology Portfolio, providing for the reorganization of ING Global Technology Portfolio with and into ING VP Global Science and Technology Portfolio.

For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART B

ING VARIABLE PORTFOLIOS, INC.

Statement of Additional Information

February 26, 2008

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
ING Global Technology Portfolio (A Series of ING Investors Trust) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034	ING VP Global Science and Technology Portfolio (A Series of ING Variable Portfolios, Inc.) 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Variable Portfolios, Inc. (“SAI”) is available to the shareholders of ING Global Technology Portfolio in connection with a proposed transaction whereby all of the assets and known liabilities of ING Global Technology Portfolio will be transferred to ING VP Global Science and Technology Portfolio in exchange for shares of ING VP Global Science and Technology Portfolio.

This SAI consists of: (i) this cover page; (ii) the accompanying Pro Forma Financial Statements (iii) the Portfolio Manager’s Report for ING VP Global Science and Technology Portfolio; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.               The SAI for ING VP Global Science and Technology Portfolio, dated April 30, 2007, as filed on April 27, 2007 (File No: 333-05173), and the SAI for ING Global Technology Portfolio, dated April 30, 2007, as filed on April 27, 2007 (File No: 333-05173).

2.               The Financial Statements of ING VP Global Science and Technology Portfolio are included in the Annual Report, dated December 31, 2006, as filed on March 8, 2007 (File No: 333-05173) and the Semi-Annual Report, dated June 30, 2007, as filed on August 29, 2007 (File No: 333-05173), and the Financial Statements of ING Global Technology Portfolio are included in the Annual Report, dated December 31, 2006, as filed on March 8, 2007 (File No: 033-23512), and the Semi-Annual Report, dated June 30, 2007, as filed on August 29, 2007 (File No: 033-23512).

This SAI is not a prospectus. A Prospectus/Proxy Statement dated February 26, 2008, relating to the Reorganization of ING Global Technology Portfolio may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-262-3862. This SAI should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and known liabilities of ING Global Technology Portfolio will be transferred to ING VP Global Science and Technology Portfolio, in exchange for shares of the ING VP Global Science and Technology Portfolio, shown below are financial statements for each Portfolio and Pro Forma Financial Statements for the combined Portfolio, assuming the Reorganization is consummated, as of June 30, 2007. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Portfolio and estimated pro forma figures for the combined Portfolio.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2007 (Unaudited)

	ING Global Technology Portfolio	ING VP Global Science and Technology Portfolio	Adjustments	Pro forma Combined
ASSETS:
Investments in securities at value+*	$86,221,528	$80,630,877		$166,852,405
Short-term investments in affiliates at amortized cost	4,500,000	—		4,500,000
Short-term investments at amortized cost	19,695,000	20,063,000		39,758,000
Cash	2,087	817,525		819,612
Foreign currencies at value**	86,219	305,950		392,169
Receivables:
Investment securities sold	329,396	667,575		996,971
Fund shares sold	176,735	5,613		182,348
Dividends and interest	131,325	55,604		186,929
Unrealized appreciation on forward foreign currency contracts	—	408,541		408,541
Prepaid expenses	—	1,036		1,036
Reimbursement due from manager	28,143	—		28,143
Total assets	111,170,433	102,955,721		214,126,154

LIABILITIES:
Payable for investment securities purchased	2,937,327	896,905		3,834,232
Payable for fund shares redeemed	17	—		17
Payable upon receipt for securities loaned	19,414,000	20,063,000		39,477,000
Unrealized depreciation on forward foreign currency contracts	—	431,661		431,661

Payable to affiliates	106,579	67,665		174,244

Payable for directors fees	—	2,122		2,122

Other accrued expenses and liabilities	—	30,260		30,260
Total liabilities	22,457,923	21,491,613		43,949,536
NET ASSETS	$88,712,510	$81,464,108		$170,176,618

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$72,868,276	$105,960,480		$178,828,756
Accumulated net investment loss	(94,911)	(119,130)		(214,041)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	8,071,398	(36,733,124)		(28,661,726)
Net unrealized appreciation on investments and foreign currency related transactions	7,867,747	12,355,882		20,223,629
NET ASSETS	$88,712,510	$81,464,108		$170,176,618

+ Including securities loaned at value	$18,409,353	$19,480,688			$37,890,041
* Cost of investments in securities	$78,353,955	$68,252,077			$146,606,032
** Cost of foreign currencies	$86,045	$306,428			$392,473

Class ADV:
Net Assets	$1,099	n/a	(1,099)	(D)	n/a
Shares authorized	unlimited	n/a			n/a
Par value	$0.001	n/a			n/a
Shares outstanding	145	n/a	(145)	(D)	n/a
Net asset value and redemption price per share	$7.60	n/a			n/a

Class I:
Net Assets	$996	$80,875,840			$80,876,836
Shares authorized	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	130	15,956,022	66	(C)	15,956,218
Net asset value and redemption price per share	$7.66	$5.07			$5.07

Class S:
Net Assets	$81,902,445	$588,268	$6,809,069	(D)	$89,299,782
Shares authorized	unlimited	100,000,000			100,000,000
Par value	$0.001	$0.001			$0.001
Shares outstanding	10,733,541	116,626	6,867,950	(C), (D)	17,718,117
Net asset value and redemption price per share	$7.63	$5.04			$5.04

Class S2:
Net Assets	$6,807,970	n/a	(6,807,970)	(D)	n/a
Shares authorized	unlimited	n/a			n/a
Par value	$0.001	n/a			n/a
Shares outstanding	898,329	n/a	(898,329)	(D)	n/a
Net asset value and redemption price per share	$7.58	n/a			n/a

(C)           Reflects new shares issued, net of retired shares of ING Global Technology Portfolio. (Calculation = Net Assets / NAV per share).

(D)           Reflects adjustment due to merging Class ADV and S2 into Class S.

STATEMENTS OF OPERATIONS (Unaudited)
	ING Global Technology Portfolio for the twelve months ended June 30, 2007	ING VP Global Science and Technology Portfolio for the twelve months ended June 30, 2007	Adjustments	Pro forma Combined for the twelve months ended June 30, 2007
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$568,152	$562,495		$1,130,647
Interest (1)	122,858	41,541		164,399
Securities lending income	40,579	29,868		70,447
Total investment income	731,589	633,904		1,365,493

EXPENSES:
Investment management fees	—	778,167	785,511	1,563,678
Unified Fees	1,040,744	—	(1,040,744)	—
Distribution and service fees:
Class S	190,422	1,342	16,288	208,052
Class S2	29,266	—	(29,266)	—
Transfer agent fees	—	1,221		1,221
Administrative service fees	—	45,051	45,478	90,529
Shareholder reporting expense	—	1,850	20,671	22,521
Registration fees	—	—		—
Professional fees	—	24,750	14,883	39,633
Custody and accounting expense	—	26,270	14,883	41,153
Trustee fees	6,731	4,420		11,151
Interest expense	—	560		560
Miscellaneous expense	—	10,859	4,134	14,993
Total expenses	1,267,163	894,490	(168,161)	1,993,492
Less:
Net waived and reimbursed fees	(176,866)	—	127,487	(49,379)
Brokerage commission recapture	(1,620)	—		(1,620)
Net expenses	1,088,677	894,490	(40,674)	1,942,493
Net investment income	(357,088)	(260,586)	40,674	(577,000)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	7,380,688	6,664,416		14,045,104
Foreign currency related transactions	(13,524)	(51,688)		(65,212)
Net realized gain on investments and foreign currency related transactions	7,367,164	6,612,728		13,979,892
Net change in unrealized appreciation or depreciation on:
Investments	7,415,474	8,233,534		15,649,008
Foreign currency related transactions	(2,924)	(17,396)		(20,320)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	7,412,550	8,216,138		15,628,688
Net realized and unrealized gain on investments and foreign currency related transactions	14,779,714	14,828,866		29,608,580
Increase in net assets resulting from operations	$14,422,626	$14,568,280	$40,674	$29,031,580

*Foreign taxes withheld	$33,456	$46,336	$79,792
(1) Affiliated interest income	$12,729	$—	$12,729

(A)           Reflects adjustment in expenses due to effects of new contractual rates as a result of the merger.

Portfolios of Investments as of June 30, 2007.

		Pro Forma (Unaudited)							Pro Forma (Unaudited)
ING Global Technology Portfolio	ING VP Global Science & Technology Portfolio	ING VP Global Science & Technology Portfolio					ING Global Technology Portfolio	ING VP Global Science & Technology Portfolio	ING VP Global Science & Technology Portfolio
Shares							Value
COMMON STOCK:					98.1%

				Australia:		0.3%
—	46,000	46,000		Computershare Ltd.			$—	$438,921	$438,921
							—	438,921	438,921

				Bermuda:		1.6%
31,400	10,700	42,100		Accenture Ltd. **			1,346,746	458,923	1,805,669
49,100	—	49,100	@	Marvell Technology Group Ltd. **			894,111	—	894,111
							2,240,857	458,923	2,699,780

				Brazil:		0.3%
—	30,200	30,200	@,L	NET Servicos de Comunicacao SA ADR			—	499,206	499,206
							—	499,206	499,206

				Canada:		0.2%
—	9,800	9,800	@	Cognos, Inc.			—	388,766	388,766
							—	388,766	388,766

				Cayman Islands:	1.2%
75,800	21,900	97,700	L	Seagate Technology, Inc. *		1,650,166	476,763	2,126,929
						1,650,166	476,763	2,126,929

				China:	0.0%
—	1,400	1,400	@	China Communications Services Corp., Ltd.		—	1,034	1,034
						—	1,034	1,034

				France:	2.3%
70,200	—	70,200		Alcatel SA ADR **		982,800	—	982,800
—	4,400	4,400	@,L	Alstom		—	733,712	733,712
—	14,000	14,000	@	Business Objects SA ADR		—	543,760	543,760
—	5,615	5,615		Capgemini SA		—	410,505	410,505
—	3,400	3,400	L	Neopost SA		—	497,485	497,485
—	5,819	5,819	@	NicOx SA		—	141,582	141,582
—	4,600	4,600		Schneider Electric SA		—	644,498	644,498
						982,800	2,971,542	3,954,342

				Germany:	1.2%
—	13,200	13,200	@,L	Infineon Technologies AG ADR		—	218,196	218,196
—	13,500	13,500	L	SAP AG ADR		—	689,445	689,445
—	3,900	3,900		Siemens AG		—	558,487	558,487

—	6,200	6,200		Software AG		—	601,773	601,773
						—	2,067,901	2,067,901

				Hong Kong:	0.9%
—	76,900	76,900	L	ASM Pacific Technology		—	557,055	557,055
—	92,400	92,400		China Mobile Ltd.		—	994,134	994,134
						—	1,551,189	1,551,189

				India:	1.8%
—	51,000	51,000	@	Bharti Airtel Ltd.		—	1,048,276	1,048,276
40,800	—	40,800		Infosys Technologies Ltd. ADR **		2,055,504	—	2,055,504
						2,055,504	1,048,276	3,103,780

				Japan:	2.5%
—	7,000	7,000		Disco Corp.		—	404,628	404,628
—	32,100	32,100		Kurita Water Industries Ltd.		—	1,007,814	1,007,814
—	1,200	1,200		Nintendo Co., Ltd.		—	437,812	437,812
67,000	—	67,000		Sharp Corp. **		1,270,152	—	1,270,152
—	56,300	56,300		Shimadzu Corp.		—	591,878	591,878
—	22,000	22,000		Sumitomo Metal Mining Co., Ltd.		—	476,932	476,932
						1,270,152	2,919,064	4,189,216

				Mexico:	0.3%
—	9,000	9,000	L	America Movil SA de CV ADR		—	557,370	557,370
						—	557,370	557,370

				Singapore:	0.3%
—	678,400	678,400	@,L	United Test and Assembly Center Ltd.		—	514,636	514,636
						—	514,636	514,636

				South Korea:	1.5%
—	4,500	4,500	@	NHN Corp.		—	819,107	819,107
2,000	700	2,700		Samsung Electronics Co., Ltd. *		1,222,705	427,947	1,650,652
						1,222,705	1,247,054	2,469,759

				Sweden:	0.5%
22,500	—	22,500	L	Telefonaktiebolaget LM Ericsson ADR **		897,525	—	897,525
						897,525	—	897,525

				Switzerland:	0.7%
—	3,100	3,100		Roche Holding AG		—	549,278	549,278
—	7,500	7,500		Roche Holding AG ADR		—	665,185	665,185
						—	1,214,463	1,214,463

				Taiwan:	8.2%
500,000	—	500,000		Delta Networks, Inc. **		290,657	—	290,657
187,400	—	187,400		Foxconn Technology Co., Ltd. **		2,248,709	—	2,248,709
395,300	74,433	469,733		HON HAI Precision Industry Co., Ltd.		3,414,415	642,917	4,057,332
—	476,000	476,000		Inventec Co., Ltd.		—	360,495	360,495
84,000	32,000	116,000		MediaTek, Inc. *		1,306,916	497,873	1,804,789
—	125,000	125,000		Realtek Semiconductor Corp.		—	619,717	619,717
—	276,000	276,000		Synnex Technology International Corp.		—	416,082	416,082
301,499	52,259	353,758		Taiwan Semiconductor Manufacturing Co., Ltd. ADR *		3,355,684	581,643	3,937,327
—	225,000	225,000		Vanguard International Semiconductor Corp.		—	224,858	224,858
						10,616,381	3,343,585	13,959,966

				United Kingdom:	0.9%
—	41,200	41,200	@	Autonomy Corp. PLC		—	590,978	590,978
—	52,900	52,900	@	Blinkx PLC		—	46,210	46,210
—	88,200	88,200		Meggitt PLC		—	541,958	541,958
—	33,500	33,500		Rightmove PLC		—	420,066	420,066
						—	1,599,212	1,599,212

				United States:	73.4%
—	7,800	7,800		Abbott Laboratories		—	417,690	417,690
100,700	—	100,700	@,L	Activision, Inc. **		1,880,069	—	1,880,069

47,200	—	47,200	@	ADC Telecommunications, Inc. **		865,176	—	865,176
65,500	24,800	90,300	@,L	Adobe Systems, Inc. *		2,629,825	995,720	3,625,545
—	25,300	25,300	@	Agilent Technologies, Inc.		—	972,532	972,532
41,600	—	41,600	@,L	Akamai Technologies, Inc. **		2,023,424	—	2,023,424
—	10,800	10,800	@,L	Alexion Pharmaceuticals, Inc.		—	486,648	486,648
8,300	—	8,300		Allegheny Technologies, Inc. **		870,504	—	870,504
56,200	21,100	77,300	L	Altera Corp.		1,243,706	466,943	1,710,649
—	12,700	12,700	@	American Tower Corp.		—	533,400	533,400
58,900	15,400	74,300		Amphenol Corp. *		2,099,785	549,010	2,648,795
—	15,800	15,800	L	Analog Devices, Inc.		—	594,712	594,712
—	21,700	21,700	@	Apple, Inc.		—	2,648,268	2,648,268
—	23,500	23,500	@	Applera Corp. - Celera Genomics Group		—	291,400	291,400
—	29,000	29,000		Applied Materials, Inc.		—	576,230	576,230
127,800	—	127,800	@	Arris Group, Inc. **		2,248,002	—	2,248,002
—	14,600	14,600		AT&T, Inc	.	—	605,900	605,900
—	24,500	24,500	@	Atheros Communications, Inc.		—	755,580	755,580
—	16,900	16,900	@,L	Autodesk, Inc.		—	795,652	795,652
44,900	—	44,900		Automatic Data Processing, Inc. **		2,176,303	—	2,176,303
—	9,100	9,100	@	Avnet, Inc.		—	360,724	360,724
21,800	—	21,800	@, L	BE Aerospace, Inc. **		900,340	—	900,340

—	8,400	8,400		Becton Dickinson & Co	.	—	625,800	625,800
—	12,300	12,300	@	Biogen Idec, Inc.		—	658,050	658,050
—	22,800	22,800	@,L	BioMarin Pharmaceuticals, Inc.		—	409,032	409,032
—	14,600	14,600		Biomet, Inc.		—	667,512	667,512
127,600	—	127,600	@,L	Brightpoint, Inc. **		1,759,604	—	1,759,604
—	24,600	24,600	@	Broadcom Corp.		—	719,550	719,550
—	24,900	24,900	@,L	Cadence Design Systems, Inc.		—	546,804	546,804
—	6,200	6,200	@,L	Cavium Networks, Inc.		—	140,244	140,244
—	2,500	2,500	@,L	Cephalon, Inc.		—	200,975	200,975
—	9,000	9,000	@,L	Charles River Laboratories International, Inc.		—	464,580	464,580
—	23,100	23,100	@	Chordiant Software, Inc.		—	361,746	361,746
43,000	24,700	67,700	@,L	Ciena Corp. *		1,553,590	892,411	2,446,001
62,000	49,600	111,600	@	Cisco Systems, Inc. *		1,726,700	1,381,360	3,108,060
20,700	—	20,700	@	Cognizant Technology Solutions Corp. **		1,554,363	—	1,554,363
33,400	—	33,400	@,L	CommScope, Inc. **		1,948,890	—	1,948,890
—	10,300	10,300	@	Computer Sciences Corp.		—	609,245	609,245
—	3,000	3,000	@	COMSCORE, Inc.		—	69,450	69,450
26,400	—	26,400	@	Comverge, Inc. **		818,664	—	818,664
—	32,800	32,800	@	Corning, Inc.		—	838,040	838,040
—	6,200	6,200	@,W	Covance, Inc.		—	425,072	425,072

—	10,600	10,600		CVS Corp.	—	386,370	386,370
—	15,800	15,800	@,L	Cyberonics	—	265,756	265,756
32,300	—	32,300	@	Dell, Inc. *	922,165	—	922,165
—	24,100	24,100	@,L	DST Systems, Inc.	—	1,908,957	1,908,957
—	18,900	18,900	@	eBay, Inc.	—	608,202	608,202
28,200	10,300	38,500	@,L	Electronic Arts, Inc. *	1,334,424	487,396	1,821,820
—	39,300	39,300	@	EMC Corp.	—	711,330	711,330
—	64,900	64,900	@	Finisar Corp.	—	245,322	245,322
—	7,000	7,000	@	Fiserv, Inc.	—	397,600	397,600
—	26,500	26,500	@,L	Foundry Networks, Inc.	—	441,490	441,490
—	6,800	6,800	@	Genentech, Inc.	—	514,488	514,488
18,000	—	18,000	@,L	General Cable Corp. **	1,363,500	—	1,363,500
19,500	—	19,500	@	Genzyme Corp. **	1,255,800	—	1,255,800
—	19,400	19,400	@	Gilead Sciences, Inc.	—	752,138	752,138
—	14,000	14,000		Goodrich Corp.	—	833,840	833,840
6,710	3,200	9,910	@	Google, Inc. *	3,511,880	1,674,816	5,186,696
—	13,100	13,100	L	Harris Corp.	—	714,605	714,605
29,200	21,700	50,900		Hewlett-Packard Co. *	1,302,904	968,254	2,271,158
—	10,500	10,500	@	ImClone Systems, Inc.	—	371,280	371,280

—	14,600	14,600	@	Infinera Corp.		—	363,832	363,832
—	9,100	9,100	@,L	Integra LifeSciences Holdings Corp.		—	449,722	449,722
—	26,200	26,200	@	Integrated Device Technology, Inc.		—	400,074	400,074
149,100	43,200	192,300		Intel Corp. *		3,542,616	1,026,432	4,569,048
—	16,200	16,200		International Business Machines Corp.		—	1,705,050	1,705,050
54,000	15,100	69,100		Intersil Corp. **		1,698,840	475,046	2,173,886
—	4,400	4,400		Johson & Johnson		—	271,128	271,128
84,800	24,800	109,600	@,L	Juniper Networks, Inc. *		2,134,416	624,216	2,758,632
—	18,600	18,600	L	KLA-Tencor Corp.		—	1,022,070	1,022,070
—	19,949	19,949	@,L	Kosan Biosciences, Inc.		—	104,134	104,134
—	38,900	38,900	@,L	Kulicke & Soffa Industries, Inc	.	—	407,283	407,283
—	4,300	4,300	@,L	Kyphon, Inc.		—	207,045	207,045
—	9,400	9,400	@	Lam Research Corp.		—	483,160	483,160
—	15,900	15,900	@,L	Liberty Global, Inc.		—	652,536	652,536
—	10,700	10,700	@,L	Limelight Networks, Inc.		—	211,646	211,646
35,100	12,600	47,700	L	Linear Technology Corp. **		1,269,918	455,868	1,725,786
17,600	9,700	27,300		Lockheed Martin Corp. *		1,656,688	913,061	2,569,749
79,400	23,900	103,300		Maxim Integrated Products		2,652,754	798,499	3,451,253

—	11,800	11,800	@	McAfee, Inc.		—	415,360	415,360
—	15,000	15,000		Medtronic, Inc.		—	777,900	777,900
—	9,400	9,400	@	MEMC Electronic Materials, Inc.		—	574,528	574,528
—	18,100	18,100		Merck & Co, Inc.	.	—	901,380	901,380
—	21,500	21,500	@	MetroPCS Communications, Inc.		—	710,360	710,360
66,400	—	66,400		Micrel, Inc. **		844,608	—	844,608
35,900	—	35,900	L	Microchip Technology, Inc. **		1,329,736	—	1,329,736
—	32,200	32,200		Microsoft Corp.		—	948,934	948,934
—	5,200	5,200	@,L	Millipore Corp.		—	390,468	390,468
—	23,200	23,200		Motorola, Inc.		—	410,640	410,640
—	22,100	22,100	@,L	Myriad Genetics, Inc.		—	821,899	821,899
—	21,000	21,000		National Semiconductor Corp.		—	593,670	593,670
—	8,900	8,900	@,L	Netlogic Microsystems, Inc.		—	283,376	283,376
—	13,000	13,000	@,L	Network Appliance, Inc.		—	379,600	379,600
24,900	14,700	39,600	@,L	Nvidia Corp. *		1,028,619	607,257	1,635,876
86,800	34,100	120,900	@	Oracle Corp. *		1,710,828	672,111	2,382,939
—	10,900	10,900	L	Owens & Minor, Inc	.	—	380,846	380,846
—	6,700	6,700	@,L	Priceline.com, Inc.		—	460,558	460,558

58,480	25,400	83,880		Qualcomm, Inc. *	2,537,447	1,102,106	3,639,553
32,100	—	32,100	@,L	Quanta Services, Inc. **	984,507	—	984,507
—	13,000	13,000	@	SenoRx, Inc.	—	133,380	133,380
474,700	—	474,700	@,L	Sirius Satellite Radio, Inc.	1,433,594	—	1,433,594
24,600	—	24,600	@	St. Jude Medical, Inc.	1,020,654	—	1,020,654
—	6,600	6,600	L	Stryker Corp.	—	416,394	416,394
210,100	—	210,100	@,L	Sun Microsystems, Inc. *	1,105,126	—	1,105,126
—	25,500	25,500	@	Sybase, Inc.	—	609,195	609,195
—	14,900	14,900	@	Synopsys, Inc.	—	393,807	393,807
—	25,700	25,700		Texas Instruments, Inc.	—	967,091	967,091
—	4,300	4,300		Textron, Inc.	—	473,473	473,473
—	22,800	22,800	@,L	Thoratec Corp.	—	419,292	419,292
—	44,700	44,700	@	TIBCO Software, Inc.	—	404,535	404,535
29,700	—	29,700	@,L	Valueclick, Inc. **	874,962	—	874,962
—	7,500	7,500	@	Varian, Inc.	—	411,225	411,225
45,300	24,300	69,600	@	VeriSign, Inc. *	1,437,369	771,039	2,208,408
—	41	41		Windstream Corp.	—	605	605
—	26,000	26,000	@	Wright Medical Group, Inc.	—	627,120	627,120
49,700	14,900	64,600	L	Xilinx, Inc. *	1,330,469	398,873	1,729,342
59,700	—	59,700	@,L	XM Satellite Radio Holdings, Inc. **	702,669	—	702,669

—	18,600	18,600	@,L	Yahoo!, Inc.			—	504,618	504,618
—	5,400	5,400	@	Zimmer Holdings, Inc.			—	458,406	458,406
							65,285,438	59,332,972	124,618,410
				Total Common Stock			86,221,528	80,630,877	166,852,405
				(Cost $)			78,353,955	68,252,077	146,606,032

SHORT-TERM INVESTMENTS:					26.0%
				Mutual Fund:		2.6%
4,500,000	—	4,500,000	***,S	ING Institutional Prime Money Market Fund			4,500,000	—	4,500,000

				Total Mutual Fund			4,500,000	—	4,500,000
				(Cost $)			4,500,000	—	4,500,000

Principal
Amount

			Repurchase Agreement:	0.2%
$281,000	$—	$281,000	Morgan Stanley Repurchase Agreement dated 06/29/07, 5.300%, due 07/02/07, $281,124 to be received upon repurchase (Collateralized by $605,000 Resolution Funding Corp., Discount Note, Market Value $288,349, due 01/15/21)		$281,000	$—	$281,000
			Total Repurchase Agreement		281,000	—	281,000
			(Cost $)		281,000		281,000

			Securities Lending Collateral(cc):		23.2%
19,414,000	20,063,000	39,477,000	The Bank of New York Institutional Cash Reserves Fund			19,414,000	20,063,000	39,477,000

			Total Securities Lending Collateral			19,414,000	20,063,000	39,477,000
			(Cost $)			19,414,000	20,063,000	39,477,000

			Total Short-Term Investments			24,195,000	20,063,000	44,258,000
			(Cost $)			24,195,000	20,063,000	44,258,000

			Total Investments in Securities	124.1%		110,416,528	100,693,877	211,110,405
			(Cost $)*			102,548,955	88,315,077	190,864,032

			Other Assets and Liabilities - Net	(24.1)		(21,704,018)	(19,229,769)	(40,933,787)
			Net Assets	100.0%		$88,712,510	$81,464,108	$170,104,618

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
L	Loaned security, a portion or all of the security is on loan at June 30, 2007.
*	If the Reorganization is approved, the portfolio security is expected to be partially liquidated shortly prior to or after the Reorganization.
**	If the Reorganization is approved, the portfolio security is expected to be liquidated shortly prior to or after the Reorganization.
***	Investment in affiliate

*	Cost for federal income tax purposes is	$102,548,955	$88,403,001	$190,951,956

	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$9,378,790	$13,311,018	$22,689,808
	Gross Unrealized Depreciation	(1,511,217)	(1,020,142)	(2,531,359)
	Net Unrealized Appreciation	$7,867,573	$12,290,876	$20,158,449

At June 30, 2007 the following forward currency contracts were outstanding for the ING VP Global Science and Technology Portfolio:

						Unrealized
Currency	Buy/Sell	Settlement Date	In Exchange For USD		USD Exchange Value	Appreciation/ (Depreciation)
Canada Dollars
CAD 300,000	Buy	07/18/07	281,036	USD	$(281,751)	$715
EURO
EUR 133,000	Buy	07/18/07	180,084	USD	(180,122)	38
EURO
EUR 590,000	Buy	07/18/07	805,183	USD	(799,038)	(6,145)
EURO
EUR 695,000	Buy	07/18/07	950,301	USD	(941,240)	(9,061)
EURO
EUR 2,900,000	Buy	07/18/07	3,962,995	USD	(3,927,475)	(35,520)
EURO
EUR 710,000	Buy	07/18/07	946,849	USD	(961,554)	14,705

British Pound Sterling
GBP 675,000	Buy	07/18/07	1,352,005	USD	(1,355,166)	3,161
Japanese Yen
JPY 66,230,000	Buy	07/23/07	562,592	USD	(539,573)	(23,019)
Japanese Yen
JPY 113,145,000	Buy	07/18/07	955,524	USD	(921,169)	(34,354)
Japanese Yen
JPY 199,720,000	Buy	07/18/07	1,684,562	USD	(1,626,019)	(58,543)
Japanese Yen
JPY 16,525,000	Buy	07/18/07	139,178	USD	(134,538)	(4,640)
Norway Krone
NOK 815,000	Buy	07/18/07	135,423	USD	(138,256)	2,833
						$(149,830)
Canada Dollars
CAD 5,000	Sell	07/18/07	4,354	USD	$(4,696)	$(342)
Canada Dollars
CAD 155,000	Sell	07/18/07	137,823	USD	(145,571)	(7,748)
Canada Dollars
CAD 155,000	Sell	07/18/07	137,824	USD	(145,571)	(7,747)
Switzerland Francs
CHF 780,000	Sell	07/18/07	645,960	USD	(639,455)	6,505
EURO
EUR 1,000,000	Sell	07/18/07	678,725	GBP 1,362,645	1,354,302	8,343
EURO
EUR 1,400,000	Sell	07/18/07	958,482	GBP 1,924,300	1,896,023	28,277

EURO
EUR 1,005,000	Sell	07/18/07	159,611,386	JPY 1,299,475	1,361,073	(61,598)
EURO
EUR 1,005,000	Sell	07/18/07	159,700,962	JPY 1,300,204	1,361,073	(60,869)
EURO
EUR 1,675,500	Sell	07/18/07	2,258,532	USD	(2,269,133)	(10,601)
EURO
EUR 695,000	Sell	07/18/07	949,301	USD	(941,240)	8,061
EURO
EUR 2,000,000	Sell	07/18/07	2,724,840	USD	(2,708,604)	16,236
British Pound Sterling
GBP 955,788	Sell	07/18/07	1,400,000	EUR 1,896,023	1,918,892	(22,869)
British Pound Sterling
GBP 658,500	Sell	07/18/07	1,301,657	USD	(1,322,040)	(20,383)
British Pound Sterling
GBP 675,000	Sell	07/18/07	1,352,255	USD	(1,355,166)	(2,911)
British Pound Sterling
GBP 725,000	Sell	07/18/07	1,448,189	USD	(1,455,549)	(7,360)
British Pound Sterling
GBP 205,000	Sell	07/18/07	404,592	USD	(411,569)	(6,977)
British Pound Sterling
GBP 165,000	Sell	07/18/07	325,014	USD	(331,263)	(6,249)
Hong Kong Dollars
HKD 9,410,000	Sell	07/18/07	1,207,696	USD	(1,203,998)	3,698

Hong Kong Dollars
HKD 1,400,000	Sell	07/18/07	179,375	USD	(179,128)	247
India Rupees
INR 33,085,000	Sell	07/19/07	794,739	USD	(811,884)	(17,145)
Japanese Yen
JPY 80,719,099	Sell	07/18/07	505,000	EUR	683,922,657,174	26,748
Japanese Yen
JPY 379,030,500	Sell	07/18/07	3,217,350	USD	(3,085,875)	131,475
Japanese Yen
JPY 113,145,000	Sell	07/18/07	957,055	USD	(921,169)	35,886
Japanese Yen
JPY 199,720,000	Sell	07/18/07	1,685,486	USD	(1,626,019)	59,467
Japanese Yen
JPY 220,000,000	Sell	07/18/07	1,848,620	USD	(1,791,129)	57,491
Korea (South) Won
KRW 2,394,675,000	Sell	07/19/07	2,581,248	USD	(2,594,197)	(12,949)
Singapore Dollars
SGD 557,000	Sell	07/18/07	369,094	USD	(364,439)	4,655
Taiwan New Dollars
TWD 90,000,000	Sell	07/19/07	2,727,066	USD	(2,741,697)	(14,631)
						$126,710

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

                The Board of Trustees (“Board”) of ING Global Technology Portfolio (“Global Technology”) and ING VP Global Science and Technology Portfolio (“VP Global Science and Technology”) (each, a “Portfolio” or collectively, the “Portfolios”) approved an Agreement and Plan of Reorganization dated December 19, 2007, respectively (the “Plan”) whereby, subject to approval by the shareholders of Global Technology , VP Global Science and Technology will acquire all of the assets of Global Technology, subject to the liabilities of such Portfolio, in exchange for issuing shares of VP Global Science and Technology to shareholders of Global Technology in a number equal in value to net assets of Global Technology (the “Merger”)

                The Merger will be accounted for as a tax-free merger of investment companies with Global Technology as the Portfolio whose tax attributes will be carried forward.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at June 30, 2007.  The unaudited pro forma statement of assets and liabilities reflects the pro forma combined financial position of Global Technology and VP Global Science and Technology at June 30, 2007.  The unaudited pro forma statement of operations reflects the pro forma combined results of operations for the twelve months ended June 30, 2007.  These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the date indicated above for Global Technology and VP Global Science and Technology under U.S. generally accepted accounting principles for investment companies.  The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of VP Global Science and Technology for pre-combination periods will not be restated.

                The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Portfolio, which are incorporated by reference in the Statement of Additional Information.

Note 2 - Security Valuation:

                Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price.  Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Portfolio’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Portfolio’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Boards of each Portfolio.  Among elements of analysis, the Boards have authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

                The unaudited pro forma net asset value per share assumes additional shares of common VP Global Science and Technology issued in connection with the proposed acquisition of Global Technology by VP Global Science and Technology as of June 30, 2007.   The number of additional shares issued was calculated by dividing the net assets of each class of Global Technology by the respective class net asset value per share of VP Global Science and Technology.

Note 4 - Unaudited Pro Forma Adjustments:

                The accompanying unaudited pro forma financial statements reflect changes in Portfolio shares as if the merger had taken place on June 30, 2007.  Global Technology’s expenses were adjusted assuming VP Global Science and Technology’s  fee structure was in effect for the twelve months ended June 30, 2007, as adjusted for contractual changes made in conjunction with the merger.

Note 5 - Merger Costs:

                Directed Services, LLC, or an affiliate will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Note 6 - Use of Estimates in Preparation of Pro Forma Financial Statements:

                Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 7 - Federal Income Taxes:

                It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

PORTFOLIO MANAGER’S REPORT FOR ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

Set forth below is an excerpt from VP Global Science and Technology Portfolio’s annual report dated December 31, 2006.

* * * *

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International (“MSCI”) World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead 12.3% and for the year ended December 31, 2006, returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee (“FOMC”) had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, August bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent “disagreement” between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers’ spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product (“GDP”) growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950’s. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone. Consumer spending was lagging despite low unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China’s market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world’s fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone’s GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter’s annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1) The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

* * * *

ING VP GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO: PORTFOLIO MANAGER’S REPORT

ING VP Global Science and Technology Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, Managing Director and Portfolio Manager of BlackRock Advisors, LLC* — the Sub-Adviser.

Performance: For the year ended December 31, 2006, the Portfolio’s Class I shares provided a total return of 7.26% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”) and the NYSE Arca Tech 100 IndexSM(2), which returned 15.79% and 5.20%, respectively, for the same period.

Portfolio Specifics: U.S. equity markets generated strong gains during this period as demonstrated by the 15.79% return registered by the S&P 500® Index. The broad market rally was due mainly to stabilizing interest rates and solid global economic growth. The U.S. Federal Reserve Board (“Fed”) chose to maintain the Fed funds target at 5.25% and end its streak of 17 consecutive 25 basis point increases on June 29, and has held rates steady since. This policy decision was further validated as moderating economic fundamentals and falling crude oil prices eased investor concern over potentially accelerating inflationary pressures.

Relative to the NYSE Arca Tech 100 IndexSM, strong stock selection in information technology and health care bolstered portfolio returns, while the negative selection effect in industrials hurt relative performance. Stock selection in the semiconductor and internet software & services industries was a significant positive contributor, outweighing the negative allocation effect from these two underperforming industries. Internet software & services stocks such as Akamai Technologies, Inc. and NHN Corp. were both significant contributors to the Portfolio’s return during the period. In the communications equipment and electronic equipment & instruments industries, Cisco Systems, Inc. and HON HAI Precision Industries Co., Ltd. were the most notable positive contributors. Conversely, an underweight in Network Appliance, Inc. and Apple Computer, Inc. as well as the avoidance of strong-performing index holdings such as QLogic Corp. and BMC Software, Inc. hurt relative performance.

Strength in the health care segment of the Portfolio was the result of quality stock selection in the biotechnology industry as well as an underweight to health care equipment and supplies. In particular, a significant underweight to St. Jude Medical, Inc. throughout the period contributed positively to relative returns as the stock declined significantly throughout the first and second quarters of 2006. In contrast, the Portfolio’s underweight in the life sciences tools & services industry dampened returns. This was primarily a result of the exclusion of Thermo Fisher Scientific, Inc. from our holdings.

Lastly, the negative stock selection effect in industrials dampened relative returns over the past year. The most significant negative impact was the result of a meaningful underweight to Lockheed Martin Corp. The Aerospace & Defense Company rose 47% during the period, while maintaining a sizable weight within the benchmark over the past 12 months.

Current Strategy and Outlook: With about 64% of the Portfolio invested in information technology at the end of December, we remain overweight in communications equipment names in order to capitalize on the demand for mobility and broadband access. Moreover, we look to increase our exposure to Taiwan based companies as favorable market conditions make them prime targets to be acquired by U.S. companies looking to increase their exposure in Asia. Sector positioning regarding healthcare is currently neutral to the benchmark due to the uncertainty created by the newly elected U.S. Democratic Congress. The Portfolio maintains an underweight in information technology due to pockets of weakness within the sector.

*  Effective September 30, 2006, BlackRock Advisors, LLC began serving as sub-adviser to the Portfolio. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management businesses combined with that of BlackRock, Inc. to create a new independent company and on September 29, 2006, BlackRock Advisors, Inc. reorganized into BlackRock Advisors, LLC. Prior to September 30, 2006, BlackRock Advisors, Inc. served as sub-adviser to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2006
(as a percent of net assets)

Cisco Systems, Inc.	2.6%
Alexion Pharmaceuticals, Inc.	2.2%
Google, Inc.	2.0%
Apple Computer, Inc.	2.0%
International Business Machines Corp.	1.8%
Lockheed Martin Corp.	1.8%
Akamai Technologies, Inc.	1.6%
Microsoft Corp.	1.6%
Network Appliance, Inc.	1.4%
Adobe Systems, Inc.	1.4%

 *  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Average Annual Total Returns for the Periods Ended December 31, 2006

	1 Year	5 Year	Since Inception of Class I May 1, 2000	Since Inception of Class S November 1, 2001
Class I	7.26%	0.22%	(11.05)%	—
Class S	6.79%	0.13%	—	2.22%
S&P 500® Index(1)	15.79%	6.19%	1.30%	7.69%
NYSE Arca Tech 100 IndexSM(2)	5.20%	5.34%	(2.90)%	8.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Global Science and Technology Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

PART C:

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Article 10, Section (iv) of ING Variable Portfolios, Inc.’s Articles of Incorporation, as amended, provides the following:

(iv)                              The Corporation shall indemnify its officers, Directors, employees and agents, and any person who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

(a)                                  Every person who is or has been a Director, officer, employee or agent of the Corporation, and persons who serve at the Corporation’s request as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he becomes involved as a party or otherwise by virtue of his being or having been a Director, officer, employee or agent of the Corporation or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Corporation, and against amounts paid or incurred by him in the settlement thereof.

(b)                                 The words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(c)                                  No indemnification shall be provided hereunder to a Director, officer, employee or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(d)                                 The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be several, shall not affect any other rights to which any Director, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

(e)                                  In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subparagraph (f) of this paragraph (iv), unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

(1)                                  by a majority vote of a quorum of non-party Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act), or

(2)                                  by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

(f)                                    The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions:

(1)                                  the indemnity provides security for his undertaking,

(2)                                  the Corporation is insured against losses arising by reason of any lawful advances or

(3)                                  a majority of a quorum of non-party Directors who are not “interested persons” or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnity will be entitled to indemnification.

(g)                                 Neither the amendment nor repeal of this paragraph (iv) of Article 9, nor the adoption of any amendment of any other provision of the Charter or Bylaws of the Corporation inconsistent with this paragraph (iv) of Article 10 shall apply to or affect in any respect the applicability of the preceding provisions with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

In addition, ING Variable Portfolios, Inc.’s officers and Directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2008.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Directors, officers and controlling persons of ING Variable Portfolios, Inc. pursuant to the foregoing provisions or otherwise, ING Variable Portfolios, Inc. has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by ING Variable Portfolios, Inc. of expenses incurred or paid by a Director, officer or controlling person of ING Variable Portfolios, Inc. in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the shares being registered, ING Variable Portfolios, Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 16. EXHIBITS

(1)          (a)          Articles of Amendment and Restatement dated May 1, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (b)   Articles Supplementary dated August 12, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (c)         Articles Supplementary effective April 29, 2005 (Issuance of Class ADV shares) - Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

                        (d)   Articles of Amendment dated February 17, 2004 (name change from ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio) - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on Form N-1A on February 11, 2005 and incorporated herein by reference.

                        (e)         Articles of Amendment dated April 30, 2004 (redesignation of Class R shares to Class I shares) - Filed as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed on Form N-1A on February 11, 2005 and incorporated herein by reference.

(2)          Second Amended and Restated Bylaws—Filed as an Exhibit to the Post -Effective Amendment No. 27 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.

(3)         Not applicable.

(4)          Agreement and Plan of Reorganization between ING Investors Trust, on behalf of its ING Global Technology Portfolio series, and ING Variable Portfolios, Inc. on behalf of its ING VP Global Science and Technology Portfolio series—Filed herewith.

(5)         Instruments Defining Rights of Holders—Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(6)          (1)          Investment Management Agreement dated March 1, 2002 between Aetna Variable Portfolios, Inc. and ING Investments, LLC - Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant’s Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

(i)                                     Amended Investment Management Agreement between the ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(ii)                                  Amendment to The Amended Investment Management Agreement, dated April 1, 2004 between ING Investments, LLC and ING Variable Portfolios, Inc., effective January 1, 2007 - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(iii)                               Amended Schedule A effective December 19, 2007 to the Amended investment Management Agreement between INB Variable Portfolios, Inc. and ING Investments, LLC—To be filed by subsequent post-effective amendment.

                        (2)          Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant’s Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

(i)                                     First Amendment to the Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. effective as of July 29, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(ii)                                  Amended Schedule A to the Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed on Form N-1A on February 11, 2005 and incorporated herein by reference.

(iii)                               Second Amendment to Sub-Advisory Agreement, dated March 1, 2002 between ING Investments, LLC and ING Investment Management Co. (formerly Aeltus Investment Management, Inc.), effective January 1, 2007 - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

                        (3)          Sub-Advisory Agreement between ING Investments, LLC and BlackRock Advisors, LLC., dated February 2, 2007 - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

                        (4)          Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on February 7, 2007 and incorporated herein by reference.

(7)          Distribution Agreement between Aetna Variable Portfolios, Inc. and ING Pilgrim Securities, Inc. dated January 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant’s Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

(i)                                     Amended Schedule of Approvals to the Distribution Agreement between ING Variable Portfolios, Inc. and ING Funds Distributor, LLC - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(ii)                                  Substitution Agreement to Distribution Agreement between Aetna Variable Portfolios, Inc. and ING Pilgrim Securities, Inc. dated October 8, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22

to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(8)          Directors’ Deferred Compensation Plan effective September 24, 1997—Filed as an Exhibit to Post-Effective Amendment No. 3 to the Registrant’s Form N-1A Registration Statement on February 26, 1998 and incorporated herein by reference.

(9)          (a)         Custody Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A dated April 30, 2007 to the Custody Agreement with The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

                        (b)   Foreign Custody Manager Agreement with the Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A dated April 30, 2007 to the Foreign Custody Manager Agreement with The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(ii)                                  Amended Schedule 2 to the Foreign Custody Manager Agreement with the Bank of New York dated as of June 6, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (c)         Securities Lending Agreement and Guaranty with The Bank of New York dated August 7, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N- 1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A dated April 30, 2007 to the Securities Lending Agreement and Guaranty with The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(10) (a)         Restated Distribution Plan for Class S shares effective March 24, 2004 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (b)   Shareholder Service and Distribution Plan for Class A shares effective April 29, 2005 - Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement filed on Form N-1A on April 28, 2005 and incorporated herein by reference.

(11)                            Opinion and Consent of Counsel - Filed herewith.

(12)                            Opinion and Consent of Counsel Supporting Tax Matters and Consequences*

(13)    (a)         Administration Agreement between ING Funds Services, LLC and Aetna Variable Portfolios, Inc. dated April 1, 2002—Filed as an Exhibit to Post-Effective Amendment No. 18 to the Registrant’s Form N-1A Registration Statement on April 19, 2002 and incorporated herein by reference.

(i)                                     Amended Schedule A to the Administration Agreement between ING Variable Portfolios, Inc. and ING Funds Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement filed on Form N-1A on February 11, 2005 and incorporated herein by reference.

                        (b)   License Agreement between Aetna Services, Inc. and Aetna Variable Portfolios, Inc. dated June 19, 1996 - Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on March 7, 1997 and incorporated herein by reference.

                        (c)         Fund Accounting Agreement with The Bank of New York dated January 6, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)                                     Amended Exhibit A dated April 30, 2007 to the Fund Accounting Agreement with The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

                        (d)   Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)                                     Amended Schedule A to the Allocation Agreement, dated December 2005 - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

                        (e)         Allocation Agreement (Directors and Officers Liability) dated September 26, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

(i)                                     Amended Schedule A to the Allocation Agreement (Directors and Officers Liability) dated November 2006 - Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on Form N-1A on April 27, 2007 and incorporated herein by reference.

                        (f)            Agency Agreement with DST Systems, Inc. dated July 7, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (g)   Participation Agreement between ING Variable Portfolios, Inc., Connecticut General Life Insurance Company and ING Funds Distributor, Inc. dated August 15, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (h)   Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company and ING Funds Distributor, Inc. dated May 1, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)                                     Amendment to Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company and ING Funds Distributor, Inc. executed October 15, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(ii)                                  Amendment to Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company and ING Funds Distributor, Inc. executed September 22, 2003 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (i)             Participation Agreement between ING Variable Portfolios, Inc., ReliaStar Life Insurance Company of New York and ING Funds Distributor, Inc. dated May 1, 2002 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (j)             Participation Agreement between ING Variable Portfolios, Inc., Security Life of Denver Insurance Company and ING Funds Distributor, Inc. dated May 1, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (k)          Participation Agreement between ING Variable Portfolios, Inc., Southland Life Insurance Company and ING Funds Distributor, Inc. dated May 1, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (l)             Fund Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. dated May 1, 1998 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)                                     Amendment No. 1 to Fund Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed May 1, 2000 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(ii)                                  Amendment No. 2 to Fund Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed June 26, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

                        (m)       Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. dated May 1, 1998 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i)                                     Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed November 9, 1998 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(ii)                                  Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed June 1, 1999 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(iii)                               Second Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed December 31, 1999 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(iv)                              Third Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed February 11, 2000 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(v)                                 Fourth Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed May 1, 2000 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(vi)                              Fifth Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed February 27, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(vii)                           Sixth Amendment to Fund Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. executed June 19, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.  14) Fund Participation Agreement between Golden American Life Insurance Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Aeltus Investment Management, Inc. dated July 16, 2001 - Filed as an Exhibit to Post Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(14)                            Consent of independent auditors - Filed herewith.

(15)                            Not applicable.

(16)                            Powers of Attorney - Filed herewith.

(17)                            Not applicable.

*                                         To be filed by subsequent Post-Effective Amendment.

ITEM 17. UNDERTAKINGS

(1)                                  The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                  The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                  The undersigned registrant under takes to file a post-effective amendment to this Registration Statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and the State of Arizona on the 4th day of January, 2008.

ING VP GLOBAL SCIENCE AND TECHNOLOGY
PORTFOLIO

By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	President and Chief Executive	January 4, 2007
Shaun P. Mathews*	Officer

	Senior Vice President and	January 4, 2007
Todd Modic*	Chief/Principal Financial Officer

	Director	January 4, 2007
Albert E. DePrince, Jr.*

	Director	January 4, 2007
Maria T. Fighetti*

	Director	January 4, 2007
Sidney Koch*

	Director	January 4, 2007
Fredric A.Nelson III*

	Director	January 4, 2007
Corine T. Norgaard*

	Director	January 4, 2007
Joseph E. Obermeyer*

	Director	January 4, 2007
Edward T. O’Dell*

	Director	January 4, 2007
Russell Jones*

*	By:	/s/ Theresa K. Kelety
Theresa K. Kelety
Secretary**

**		Powers of Attorney for Shaun P. Mathews, Todd Modic and each Trustee – Filed herewith.

EXHIBIT INDEX

(4)

Agreement and Plan of Reorganization between ING Investors Trust, on behalf of its ING Global Technology Portfolio series, and ING Variable Portfolios, Inc. on behalf of its ING VP Global Science and Technology Portfolio series.

(11)	Opinion and Consent of Counsel

(14)	Consent of Independent Auditors

(16)	Powers of Attorney